                                                                    EXHIBIT 4.12




                      APACHE FINANCE CANADA II CORPORATION,
                                     Company

                               APACHE CORPORATION,
                                    Guarantor


                                       to


                              JPMORGAN CHASE BANK,
                                     Trustee


                                 ---------------

                                    [Form of]
                                    INDENTURE

                                 ---------------



                                Dated as of _____



                          Subordinated Debt Securities

                         Reconciliation and tie between
             Trust Indenture Act of 1939 (the "Trust Indenture Act")
                                  and Indenture


Trust Indenture
  Act Section                                                                            Indenture Section
Section 310(a)(1)                                                                                      607
 (a)(2)                                                                                                607
 (b)                                                                                                   608
Section 312(a)                                                                                         701
 (b)                                                                                                   702
 (c)                                                                                                   702
Section 313(a)                                                                                         703
 (c)                                                                                                   703
 (d)                                                                                                   703
Section 314(a)                                                                                         704
 (c) (1)                                                                                               102
 (c) (2)                                                                                               102
 (e)                                                                                                   102
 (f)                                                                                                   102
Section 316(a) (last sentence)                                                                         101
 (a) (1) (A)                                                                                           502, 512
 (a) (1) (B)                                                                                           513
 (b)                                                                                                   508
Section 317 (a) (1)                                                                                    503
 (a) (2)                                                                                               504
 (b)                                                                                                   1003
Section 318(a)                                                                                         108

Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

         Attention should also be directed to Section 318(c) of the Trust Indenture Act, which provides that the provisions of Sections 310 to and including 317 are a part of and govern every qualified indenture, whether or not physically contained therein.

                                TABLE OF CONTENTS

                                                                                                               Page
Recitals..........................................................................................................1

                                                     ARTICLE ONE
                               DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

   Section 101.      Definitions..................................................................................2
      "Act".......................................................................................................2
      "Additional Amounts"........................................................................................2
      "Affiliate".................................................................................................2
      "Applicable Taxing Jurisdiction"............................................................................2
      "Authenticating Agent"......................................................................................3
      "Authorized Newspaper"......................................................................................3
      "Bearer Security"...........................................................................................3
      "Board of Directors"........................................................................................3
      "Board Resolution"..........................................................................................3
      "Business Day"..............................................................................................3
      "Change in Control".........................................................................................3
      "Change in Control Purchase Date"...........................................................................3
      "Change in Control Purchase Notice".........................................................................3
      "Change in Control Purchase Price"..........................................................................3
      "Commission"................................................................................................3
      "Common Stock"..............................................................................................3
      "Company"...................................................................................................4
      "Company Indebtedness Ranking Junior to the Securities".....................................................4
      "Company Indebtedness Ranking on a Parity with the Securities"..............................................4
      "Company Request" and "Company Order".......................................................................4
      "Company Senior Indebtedness"...............................................................................4
      "Conversion Agent"..........................................................................................4
      "Conversion Event"..........................................................................................4
      "Corporate Trust Office"....................................................................................5
      "Corporation"...............................................................................................5
      "Coupon"....................................................................................................5
      "Currency"..................................................................................................5
      "CUSIP number"..............................................................................................5
      "Defaulted Interest"........................................................................................5
      "Direct Action".............................................................................................5
      "Dollars" or "$"............................................................................................5
      "Euro"......................................................................................................5
      "European Monetary System"..................................................................................5
      "Euro Zone".................................................................................................5
      "Event of Default"..........................................................................................5
      "Foreign Currency"..........................................................................................5
      "GAAP"......................................................................................................5
      "Government Obligations"....................................................................................6

      "Guarantee".................................................................................................6
      "Guarantor".................................................................................................6
      "Guarantor Indebtedness Ranking Junior to the Guarantee of the Securities"..................................6
      "Guarantor Indebtedness Ranking on a Parity with the Guarantee of the Securities"...........................6
      "Guarantor Request" and "Guarantor Order"...................................................................7
      "Guarantor Senior Indebtedness".............................................................................7
      "Holder"....................................................................................................7
      "Indebtedness"..............................................................................................7
      "Indenture".................................................................................................7
      "Independent Public Accountants"............................................................................7
      "Indexed Security"..........................................................................................8
      "Interest"..................................................................................................8
      "Interest Payment Date".....................................................................................8
      "Judgment Currency".........................................................................................8
      "Legal Holidays"............................................................................................8
      "Lien"......................................................................................................8
      "Maturity"..................................................................................................8
      "New York Banking Day"......................................................................................8
      "Office" or "Agency"........................................................................................8
      "Officers' Certificate".....................................................................................8
      "Opinion of Counsel"........................................................................................8
      "Original Issue Discount Security"..........................................................................9
      "Outstanding"...............................................................................................9
      "Paying Agent".............................................................................................10
      "Person"...................................................................................................10
      "Place of Payment".........................................................................................10
      "Predecessor Security".....................................................................................10
      "Preferred Securities".....................................................................................10
      "Redemption Date"..........................................................................................11
      "Redemption Price".........................................................................................11
      "Registered Security"......................................................................................11
      "Regular Record Date"......................................................................................11
      "Required Currency"........................................................................................11
      "Responsible Officer"......................................................................................11
      "Sale/Leaseback Transaction"...............................................................................11
      "Security" or "Securities".................................................................................11
      "Security Exchange"........................................................................................11
      "Security Register" and "Security Registrar"...............................................................11
      "Senior Indebtedness"......................................................................................11
      "Special Record Date"......................................................................................11
      "Stated Maturity"..........................................................................................12
      "Subsidiary"...............................................................................................12
      "Subsidiary Assignee"......................................................................................12
      "Succession Date"..........................................................................................12
      "Successor"................................................................................................12
      "Successor Additional Amounts".............................................................................12

      "Trust"....................................................................................................12
      "Trust Agreement"..........................................................................................12
      "Trust Indenture Act"......................................................................................12
      "Trust Securities".........................................................................................12
      "Trustee"..................................................................................................12
      "United States"............................................................................................12
      "United States Alien"......................................................................................12
      "U.S. Depositary" or "Depositary"..........................................................................13
      "Vice President"...........................................................................................13
      "Voting Stock".............................................................................................13
   Section 102.      Compliance Certificates and Opinions........................................................13
   Section 103.      Form of Documents Delivered to Trustee......................................................13
   Section 104.      Acts of Holders.............................................................................14
   Section 105.      Notices, etc. to Trustee, the Company and the Guarantor.....................................16
   Section 106.      Notice to Holders of Securities; Waiver.....................................................16
   Section 107.      Language of Notices.........................................................................17
   Section 108.      Conflict with Trust Indenture Act...........................................................17
   Section 109.      Effect of Headings and Table of Contents....................................................17
   Section 110.      Successors and Assigns......................................................................18
   Section 111.      Separability Clause.........................................................................18
   Section 112.      Benefits of Indenture.......................................................................18
   Section 113.      Governing Law...............................................................................18
   Section 114.      Legal Holidays..............................................................................18
   Section 115.      Counterparts................................................................................19
   Section 116.      Judgment Currency...........................................................................19

                                                     ARTICLE TWO
                                           SECURITIES AND GUARANTEE FORMS

   Section 201.      Forms Generally.............................................................................19
   Section 202.      Guarantee by Guarantor;  Form of Guarantee..................................................20
   Section 203.      Form of Trustee's Certificate of Authentication.............................................22
   Section 204.      Securities in Global Form...................................................................22

                                                    ARTICLE THREE
                                                   THE SECURITIES

   Section 301.      Amount Unlimited; Issuable in Series........................................................23
   Section 302.      Currency; Denominations.....................................................................27
   Section 303.      Execution, Authentication, Delivery and Dating..............................................27
   Section 304.      Temporary Securities........................................................................29
   Section 305.      Registration, Transfer and Exchange.........................................................30
   Section 306.      Mutilated, Destroyed, Lost and Stolen Securities............................................33
   Section 307.      Payment of Interest and Certain Additional Amounts; Rights to Interest and Certain
                     Additional Amounts Preserved................................................................34
   Section 308.      Persons Deemed Owners.......................................................................36
   Section 309.      Cancellation................................................................................37
   Section 310.      Computation of Interest.....................................................................37

                                                    ARTICLE FOUR
                                       SATISFACTION AND DISCHARGE OF INDENTURE

   Section 401.      Satisfaction and Discharge..................................................................37
   Section 402.      Defeasance and Covenant Defeasance..........................................................39
   Section 403.      Application of Trust Money..................................................................43
   Section 404.      Reinstatement...............................................................................43

                                                    ARTICLE FIVE
                                                      REMEDIES

   Section 501.      Events of Default...........................................................................44
   Section 502.      Acceleration of Maturity; Rescission and Annulment..........................................45
   Section 503.      Collection of Indebtedness and Suits for Enforcement by Trustee.............................46
   Section 504.      Trustee May File Proofs of Claim............................................................47
   Section 505.      Trustee May Enforce Claims without Possession of Securities, Guarantees or Coupons..........48
   Section 506.      Application of Money Collected..............................................................48
   Section 507.      Limitations on Suits........................................................................49
   Section 508.      Unconditional Right of Holders to Receive Principal and any Premium, Interest and Additional
                     Amounts.....................................................................................50
   Section 509.      Restoration of Rights and Remedies..........................................................50
   Section 510.      Rights and Remedies Cumulative..............................................................50
   Section 511.      Delay or Omission not Waiver................................................................50
   Section 512.      Control by Holders of Securities............................................................51
   Section 513.      Waiver of Past Defaults.....................................................................51
   Section 514.      Waiver of Stay or Extension Laws............................................................51
   Section 515.      Undertaking for Costs.......................................................................52
   Section 516.      Direct Action Right of Holders of Trust Preferred Securities................................52

                                                     ARTICLE SIX
                                                     THE TRUSTEE

   Section 601.      Certain Rights of Trustee...................................................................53
   Section 602.      Notice of Defaults..........................................................................54
   Section 603.      Not Responsible for Recitals or Issuance of Securities......................................54
   Section 604.      May Hold Securities.........................................................................55
   Section 605.      Money Held in Trust.........................................................................55
   Section 606.      Compensation and Reimbursement..............................................................55
   Section 607.      Corporate Trustee Required; Eligibility.....................................................56
   Section 608.      Resignation and Removal; Appointment of Successor...........................................56
   Section 609.      Acceptance of Appointment by Successor......................................................58
   Section 610.      Merger, Conversion, Consolidation or Succession to Business.................................59
   Section 611.      Appointment of Authenticating Agent.........................................................59

                                                    ARTICLE SEVEN
                             HOLDERS LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTOR

   Section 701.      Company and Guarantor to Furnish Trustee Names and Addresses of Holders.....................61
   Section 702.      Preservation of Information; Communications to Holders......................................62
   Section 703.      Reports by Trustee..........................................................................62
   Section 704.      Reports by Company and Guarantor............................................................62

                                                    ARTICLE EIGHT
                                           CONSOLIDATION, MERGER AND SALES

   Section 801.      Guarantor May Consolidate, Etc., Only on Certain Terms......................................63
   Section 802.      Company May Consolidate, etc., Only on Certain Terms........................................64
   Section 803.      Successor Person Substituted for Company or Guarantor.......................................66
   Section 804.      Assumption by the Guarantor of the Company's Obligations....................................66
   Section 805.      Indemnification Procedure...................................................................67

                                                    ARTICLE NINE
                                               SUPPLEMENTAL INDENTURES

   Section 901.      Supplemental Indentures without Consent of Holders..........................................68
   Section 902.      Supplemental Indentures with Consent of Holders.............................................69
   Section 903.      Execution of Supplemental Indentures........................................................71
   Section 904.      Effect of Supplemental Indentures...........................................................71
   Section 905.      Reference in Securities to Supplemental Indentures..........................................71
   Section 906.      Conformity with Trust Indenture Act.........................................................71
   Section 907.      Effect on Senior Indebtedness...............................................................72

                                                     ARTICLE TEN
                                                      COVENANTS

   Section 1001.     Payment of Principal, any Premium and Interest..............................................72
   Section 1002.     Maintenance of Office or Agency.............................................................73
   Section 1003.     Money for Securities Payments to Be Held in Trust...........................................74
   Section 1004.     Additional Amounts..........................................................................76
   Section 1005.     No Restriction on Indebtedness or Liens.....................................................78

   Section 1006.     Corporate Existence.........................................................................78
   Section 1007.     Payment of Expenses of Each Trust...........................................................78
   Section 1008.     Waiver of Certain Covenants.................................................................79
   Section 1009.     Company Statement as to Compliance; Notice of Certain Defaults..............................79

                                                   ARTICLE ELEVEN
                                              REDEMPTION OF SECURITIES

   Section 1101.     Applicability of Article....................................................................79
   Section 1102.     Election to Redeem; Notice to Trustee.......................................................80
   Section 1103.     Selection by Trustee of Securities to be Redeemed...........................................80
   Section 1104.     Notice of Redemption........................................................................80
   Section 1105.     Deposit of Redemption Price.................................................................82
   Section 1106.     Securities Payable on Redemption Date.......................................................82
   Section 1107.     Securities Redeemed in Part.................................................................83
   Section 1108.     Redemption for Tax Reasons..................................................................83

                                                   ARTICLE TWELVE
                                         REPAYMENT AT THE OPTION OF HOLDERS

   Section 1201.     Applicability of Article....................................................................84

                                                  ARTICLE THIRTEEN
                                          SECURITIES IN FOREIGN CURRENCIES

   Section 1301.     Applicability of Article....................................................................85

                                                  ARTICLE FOURTEEN
                                          MEETINGS OF HOLDERS OF SECURITIES

   Section 1401.     Purposes for Which Meetings May Be Called...................................................85
   Section 1402.     Call, Notice and Place of Meetings..........................................................85
   Section 1403.     Persons Entitled to Vote at Meetings........................................................86
   Section 1404.     Quorum; Action..............................................................................86
   Section 1405.     Determination of Voting Rights; Conduct and Adjournment of Meetings.........................87
   Section 1406.     Counting Votes and Recording Action of Meetings.............................................88

                                                   ARTICLE FIFTEEN
                                    PURCHASE OF SECURITIES UPON CHANGE IN CONTROL

   Section 1501.     Purchase of Securities at Option of the Holder upon Change in Control.......................88
   Section 1502.     Effect of Change in Control Purchase Notice.................................................91
   Section 1503.     Deposit of Change in Control Purchase Price.................................................91
   Section 1504.     Covenant to Comply With Securities Laws Upon Purchase of Securities.........................92
   Section 1505.     Repayment to the Company....................................................................92

                                                   ARTICLE SIXTEEN
                                                     GUARANTEES

   Section 1601.     Guarantee...................................................................................92
   Section 1602.     Execution and Delivery of Guarantees........................................................94

                                                  ARTICLE SEVENTEEN
                                             SUBORDINATION OF SECURITIES

   Section 1701.     Securities Subordinated to Company Senior Indebtedness......................................94
   Section 1702.     Priority and Payment of Proceeds in Certain Events: Remedies Standstill.....................95
   Section 1703.     Payments Which May Be Made Prior to Notice..................................................96
   Section 1704.     Rights of Holders of Senior Indebtedness Not to Be Impaired.................................96
   Section 1705.     Trustee May Take Action to Effectuate Subordination.........................................97
   Section 1706.     Subrogation.................................................................................97
   Section 1707.     Obligations of Company Unconditional; Reinstatement.........................................97
   Section 1708.     Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice.....................98
   Section 1709.     Right of Trustee to Hold Senior Indebtedness................................................98

   Section 1710.     Notice to Trustee...........................................................................99
   Section 1711.     Reliance on Judicial Order or Certificate of Liquidating Agent..............................99
   Section 1712.     Trustee Not Fiduciary for Holders of Company Senior Indebtedness...........................100

                                                  ARTICLE EIGHTEEN
                                             SUBORDINATION OF GUARANTEE

   Section 1801.     Guarantee Subordinated to Guarantor Senior Indebtedness....................................100
   Section 1802.     Priority and Payment of Proceeds in Certain Events: Remedies Standstill....................100
   Section 1803.     Payments which May Be Made Prior to Notice.................................................102
   Section 1804.     Rights of Holders of Guarantor Senior Indebtedness Not to Be Impaired......................102
   Section 1805.     Trustee May Take Action to Effectuate Subordination........................................102
   Section 1806.     Subrogation................................................................................103
   Section 1807.     Obligations of Guarantor Unconditional; Reinstatement......................................103
   Section 1808.     Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice....................104
   Section 1809.     Right of Trustee to Hold Guarantor Senior Indebtedness.....................................104
   Section 1810.     Notice to Trustee..........................................................................104
   Section 1811.     Reliance on Judicial Order or Certificate of Liquidating Agent.............................105
   Section 1812.     Trustee Not Fiduciary for Holders of Guarantor Senior Indebtedness.........................106

                                                  ARTICLE NINETEEN
                                                    MISCELLANEOUS

   Section 1901.     Submission to Jurisdiction.................................................................106
   Section 1902.     Stamp Duty.................................................................................107

         INDENTURE, dated as of ______ (the "Indenture"), among APACHE FINANCE CANADA II CORPORATION, an unlimited liability company duly organized and existing under the laws of the Province of Nova Scotia, Canada (the "Company"), having its principal executive office located at 700-9th Ave. S.W., Alberta Canada T2P 3V4, APACHE CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (the "Guarantor"), having its principal executive office located at One Post Oak Central, 2000 Post Oak Boulevard, Suite 100, Houston, Texas 77056-4400, and JPMORGAN CHASE BANK, a banking corporation duly organized and existing under the laws of the State of New York (the "Trustee"), having its Corporate Trust Office located at 4 New York Plaza, 15th Floor, New York, New York 10004.

                                    RECITALS

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its subordinated unsecured debentures, notes or other evidences of Indebtedness (the "Securities"), unlimited as to principal amount, to bear such rates of Interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as provided in this Indenture. All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, has been done.

         For value received, the Guarantor has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Guarantees by it with respect to the Securities as set forth in this Indenture.

         The Guarantor desires to make the Guarantees provided for herein, and has determined that such Guarantees are necessary and convenient to the conduct of the business of the Company, an indirect, wholly-owned subsidiary of the Guarantor.

         All things necessary to make the Guarantees, when executed by the Guarantor and endorsed on the Securities authenticated and delivered hereunder, the valid obligations of the Guarantor, and to make this Indenture a valid agreement of the Guarantor, in accordance with its terms, have been done.

         The Guarantor may from time to time create or establish one or more statutory trusts for the purpose of issuing undivided beneficial interests in the assets thereof and using the proceeds thereof to acquire the Company's Securities.

         This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders (as herein defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof and any Coupons (as herein defined) as follows:

                                  ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                           Section 101. Definitions.

         Except as otherwise expressly provided in or pursuant to this Indenture or unless the context otherwise requires, for all purposes of this Indenture:

         (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

         (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the terms "generally accepted accounting principles" or "GAAP" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

         (d) the words "herein", "hereof", "hereto" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

         (e) the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both", not "either A or B but not both").

         Certain terms used principally in certain Articles hereof are defined in those Articles.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Additional Amounts" has the meaning specified in Section 1004.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

         "Applicable Taxing Jurisdiction" means the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Company (including any Successor) is incorporated or resident (or deemed for tax purposes to be resident).

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 611 to act on behalf of the Trustee to authenticate Securities of one or more series.

         "Authorized Newspaper" means a newspaper, in an official language of the place of publication or in the English language, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are Legal Holidays in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any day that is a Business Day in the place of publication.

         "Bearer Security" means any Security in the form established pursuant to Section 201 which is payable to bearer.

         "Board of Directors" means, when used with reference to the Company or the Guarantor, either the board of directors of the Company or the Guarantor, as the case may be, or any duly authorized committee of such board of directors of the Company or the Guarantor, as the case may be.

         "Board Resolution" means, when used with reference to the Company or the Guarantor, a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, to have been duly adopted by its respective Board of Directors and to be in full force and effect on the date of such certification, delivered to the Trustee.

         "Business Day", with respect to any Place of Payment or other location, means, unless otherwise specified with respect to any Securities pursuant to
Section 301, any day other than a Saturday, Sunday or other day on which banking institutions in such Place of Payment or other location are authorized or obligated by law, regulation or executive order to close.

         "Change in Control" has the meaning specified in Section 1501.

         "Change in Control Purchase Date" has the meaning specified in Section 1501.

         "Change in Control Purchase Notice" has the meaning specified in
Section 1501.

         "Change in Control Purchase Price" has the meaning specified in Section 1501.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Stock" includes any stock of any class of the Company or the Guarantor, as the case may be, which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company or the

Guarantor, as the case may be, and which is not subject to redemption by the Company or the Guarantor, as the case may be.

         "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Indebtedness Ranking Junior to the Securities" means, with respect to the Securities of any particular series, any Indebtedness, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, to the extent such Indebtedness by its terms ranks junior to and not pari passu with or prior to the Securities (and any other Company Indebtedness Ranking on a Parity with the Securities) in right of payment upon the happening of the dissolution, winding-up, liquidation or reorganization of the Company. The securing of any Indebtedness otherwise constituting Indebtedness Ranking Junior to the Securities shall not be deemed to prevent such Indebtedness from constituting Company Indebtedness Ranking Junior to the Securities.

         "Company Indebtedness Ranking on a Parity with the Securities" means, with respect to the Securities of any particular series, Indebtedness, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, to the extent such Indebtedness specifically by its terms ranks pari passu with and not prior to the Securities in the right of payment upon the happening of the dissolution, winding-up, liquidation or reorganization of the Company. The securing of any Indebtedness otherwise constituting Company Indebtedness Ranking on a Parity with the Securities shall not be deemed to prevent such Indebtedness from constituting Company Indebtedness Ranking on a Parity with the Securities.

         "Company Request" and "Company Order" mean, respectively, a written request or order, as the case may be, signed in the name of the Company by the Chairman of the Board of Directors, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

         "Company Senior Indebtedness" means, with respect to the Securities of any particular series, all Indebtedness of the Company, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, except the Securities of such series, Company Indebtedness Ranking on a Parity with the Securities or Company Indebtedness Ranking Junior to the Securities.

          "Conversion Agent" means any Person authorized by the Company to convert or exchange any Security pursuant to its terms on behalf of the Company.

         "Conversion Event"means the cessation of the use of (i) in the case of a Foreign Currency other than the Euro, both by the government of the country or the confederation which issued such Foreign Currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community, or (ii) in the case of the Euro, the Euro both by governments within the Euro Zone and for the settlement of transactions by central banks or other public institutions of or within the Euro Zone or of or within the international banking community.

         "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at 4 New York Plaza, 15th Floor, New York, New York 10004.

         "Corporation" includes corporations and limited liability companies and, except for purposes of Article Eight, associations, companies and business trusts.

         "Coupon" means any interest coupon appertaining to a Bearer Security.

         "Currency", with respect to any payment, deposit or other transfer in respect of the principal of or any premium or Interest on or any Additional Amounts with respect to any Security, means Dollars or the Foreign Currency, as the case may be, in which such payment, deposit or other transfer is required to be made by or pursuant to the terms hereof or such Security and, with respect to any other payment, deposit or transfer pursuant to or contemplated by the terms hereof or such Security, means Dollars.

         "CUSIP number" means the alphanumeric designation assigned to a Security by Standard & Poor's Ratings Services, CUSIP Service Bureau.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Direct Action" has the meaning specified in Section 516.

         "Dollars" or "$" means a dollar or other equivalent unit of legal tender for payment of public or private debts in the United States of America.

          "Euro" means the currency introduced at the start of the third stage of European economic and monetary union pursuant to the Treaty establishing the European Communities, as amended by the Treaty on European Union and the Treaty of Amsterdam.

         "European Monetary System"means those member states of the European Union from time to time that have adopted the Euro and participate in European economic and monetary union.

         "Euro Zone" means those member states of the European Union from time to time that have adopted the Euro and participate in European economic and monetary union.

         "Event of Default" has the meaning specified in Section 501.

         "Foreign Currency" means any currency, currency unit or composite currency, including, without limitation, the ECU and Euro, issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

         "GAAP" means such accounting principles as are generally accepted in the United States of America as of the date or time of any computation required hereunder.

         "Government Obligations" means securities which are (i) direct obligations of the United States of America or the other government or governments in the confederation which issued the Foreign Currency in which the principal of or any premium or interest on such security or any additional amounts in respect thereof shall be payable, in each case where the payment or payments thereunder are supported by the full faith and credit of such government or governments or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such other government or governments, in each case where the timely payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government or governments, and which, in the case of (i) or (ii), are not callable or redeemable at the option of the issuer or issuers thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.

         "Guarantee" means any guarantee of the Guarantor endorsed on a Security authenticated and delivered pursuant to this Indenture and shall include the guarantees set forth in Section 202.

         "Guarantor" means the Person named as "Guarantor" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "guarantor" shall include such successor corporation.

          "Guarantor Indebtedness Ranking Junior to the Guarantee of the Securities" means, with respect to the Securities of any particular series, any Indebtedness, whether outstanding on the date of the execution of this Indenture or thereafter created, assumed or incurred, to the extent such Indebtedness by it terms ranks junior to and not pari passu with or prior to the Guarantee of the Securities (and any other Guarantor Indebtedness Ranking on a Parity with the Guarantee of the Securities) in right of payment upon the happening of the dissolution, winding-up, liquidation or reorganization of the Guarantor. The securing of any Indebtedness otherwise constituting Guarantor Indebtedness Ranking Junior to the Guarantee of the Securities shall not be deemed to prevent such Indebtedness from constituting Guarantor Indebtedness Ranking Junior to the Guarantee of the Securities.

         "Guarantor Indebtedness Ranking on a Parity with the Guarantee of the Securities" means, with respect to the Securities of any particular series, Indebtedness, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, to the extent such Indebtedness specifically by its terms ranks pari passu with and prior to the Guarantee of the Securities in the right of payment upon the happening of the dissolution, winding-up, liquidation or reorganization of the Guarantor. The securing of any Indebtedness otherwise constituting Guarantor Indebtedness Ranking as a Parity with the Guarantee of the Securities shall not be deemed to prevent such Indebtedness from constituting Guarantor Indebtedness Ranking on a Parity with the Guarantee of the Securities.

         "Guarantor Request" and "Guarantor Order" mean, respectively, a written request or order, as the case may be, signed in the name of the Guarantor by the Chairman of the Board, a Vice Chairman, the President or a Vice President, and by the Treasurer or an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Guarantor and delivered to the Trustee.

         "Guarantor Senior Indebtedness" means, with respect to the securities of any particular series, all Indebtedness of the Guarantor, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, except the Guarantor's obligations under the Guarantee in respect of the Securities of such series, Guarantor Indebtedness Ranking on a Parity with the Guarantee of the Securities or Guarantor Indebtedness Ranking Junior to the Guarantee of the Securities.

         "Holder", in the case of any Registered Security, means the Person in whose name such Security is registered in the Security Register and, in the case of any Bearer Security, means the bearer thereof and, in the case of any Coupon, means the bearer thereof.

         "Indebtedness", with respect to any Person, means (a) indebtedness for borrowed money and deferred payment obligations representing the unpaid purchase price of real or personal property of, or guaranteed by, such Person, other than accounts payable arising in the ordinary course of business payable on terms customary in the trade, (b) indebtedness secured by Liens (as defined in Section
1005) or payable out of the proceeds of production from property, (c) indebtedness which is evidenced by mortgages, notes, bonds, debentures, acceptances or other instruments, (d) indebtedness which must be capitalized as liabilities under GAAP, (e) liabilities under interest rate swap, exchange, collar or cap agreements and all other agreements or arrangements designed to protect against fluctuations in interest rates or currency exchange rates, (f) liabilities under commodity hedge, commodity swap, exchange, collar or cap agreements, fixed price agreements and all other agreements or arrangements designed to protect against fluctuations in oil and gas prices, (g) guarantees and endorsements of obligations of others, directly or indirectly, and all other repurchase agreements and indebtedness in effect guaranteed through an agreement, contingent or otherwise, to purchase such indebtedness, or to purchase or sell property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of the indebtedness or to assure the owner of the indebtedness against loss, or to supply funds to or in any manner invest in the debtor, or otherwise to assure a creditor against loss (but excluding guarantees and endorsements of notes, bills and checks made in the ordinary course of business); and (h) indebtedness relative to the amount of all letters of credit; provided, however, that such term shall not include any amounts included as deferred credits on the financial statements of such Person or of a consolidated group including such Person, and computed in accordance with GAAP.

          "Indenture" means this instrument as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, with respect to any Security, by the terms and provisions of such Security and any Coupon appertaining thereto established pursuant to Section 301 (as such terms and provisions may be amended pursuant to the applicable provisions hereof).

         "Independent Public Accountants" means accountants or a firm of accountants that, with respect to the Company, the Guarantor and any other obligor under the Securities, the Guarantees or the Coupons, are independent public accountants within the meaning of the

Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, who may be the independent public accountants regularly retained by the Company, the Guarantor or any such other obligor or who may be other independent public accountants. Such accountants or firm shall be entitled to rely upon any Opinion of Counsel as to the interpretation of any legal matters relating to this Indenture or certificates required to be provided hereunder.

         "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

         "Interest", with respect to any Original Issue Discount Security which by its terms bears Interest only after Maturity, means Interest payable after Maturity and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 1004, includes such Additional Amounts.

         "Interest Payment Date", with respect to any Security, means the Stated Maturity of an installment of Interest on such Security.

         "Judgment Currency" has the meaning specified in Section 116.

         "Legal Holidays", with respect to any Place of Payment or other location, means a Saturday, a Sunday or a day on which banking institutions in such Place of Payment or other location are not authorized or obligated to be open.

         "Lien" has the meaning specified in Section 1005.

         "Maturity", with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in or pursuant to this Indenture, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or repurchase, notice of option to elect repayment or otherwise, and includes the Redemption Date and Change in Control Purchase Date.

         "New York Banking Day" has the meaning specified in Section 116.

         "Office" or "Agency", with respect to any Securities, means an office or agency of the Company and the Guarantor maintained or designated in a Place of Payment for such Securities pursuant to Section 1002 or any other office or agency of the Company maintained or designated for such Securities pursuant to
Section 1002 or, to the extent designated or required by Section 1002 in lieu of such office or agency, the Corporate Trust Office of the Trustee.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company or the Guarantor, as applicable, that complies with the requirements of Section 314(e) of the Trust Indenture Act and is delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company or the Guarantor, as the case may be, or other counsel who shall be reasonably acceptable to the Trustee, that, if required by the Trust Indenture Act, complies with the requirements of Section 314(e) of the Trust Indenture Act and is delivered to the Trustee.

         "Original Issue Discount Security" means a Security issued pursuant to this Indenture which provides for declaration of an amount less than the principal face amount thereof to be due and payable upon acceleration pursuant to Section 502.

         "Outstanding", when used with respect to any Securities, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

         (a) any such Security theretofore canceled by the Trustee or the Security Registrar or delivered to the Trustee or the Security Registrar for cancellation;

         (b) any such Security for whose payment either at the Maturity thereof or upon the Company becoming obligated (subject to withdrawal of any Change in Control Purchase Notice) to pay the Change in Control Purchase Price, money in the necessary amount has been theretofore deposited pursuant hereto (other than pursuant to Section 402) with the Trustee or any Paying Agent (other than the Company or the Guarantor) in trust or set aside and segregated in trust by the Company or the Guarantor, as the case may be (if the Company or the Guarantor shall act as its own Paying Agent), for the Holders of such Securities and any Guarantees or Coupons appertaining thereto, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

         (c) any such Security with respect to which the Company or the Guarantor has effected defeasance or covenant defeasance pursuant to Section 402, except to the extent provided in Section 402;

         (d) any such Security which has been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, unless there shall have been presented to the Trustee proof satisfactory to it that such Security is held by a protected purchaser in whose hands such Security is a valid obligation of the Company; and

         (e) if the Securities are convertible or exchangeable into other securities, cash or property, Securities converted or exchanged as contemplated by this Indenture, and such Securities if such other securities, cash or property have been either (i) delivered to the Holders thereof in accordance with this Indenture or (ii) deposited with and are held by the Paying Agent in trust for the Holders of such Securities in accordance with this Indenture and such Securities, provided in the case of this clause (ii) that any applicable notice of conversion or exchange has been duly given to the Holders thereof pursuant to this Indenture and such securities;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Securities for quorum purposes, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that pursuant to the terms of such Original Issue Discount Security would be declared (or shall have been declared to be) due and payable upon a declaration of acceleration thereof pursuant to Section 502 at the time of such determination, and (ii) the principal amount of any Indexed Security that may be counted in making such determination and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided in or pursuant to this Indenture, and (iii) the principal amount of a Security denominated in a Foreign Currency shall be the Dollar equivalent, determined on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, and (iv) Securities beneficially owned by the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor (other than any Trust so long as any of the Preferred Securities of such Trust are outstanding) or such other obligor, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making any such determination or relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which shall have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee (A) the pledgee's right so to act with respect to such Securities and
(B) that the pledgee is not the Company, the Guarantor or any other obligor upon the Securities or any Coupons appertaining thereto or an Affiliate of the Company, the Guarantor or such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of, or any premium or Interest on, or any Additional Amounts with respect to, any Security or any Coupon on behalf of the Company.

         "Person" means any Corporation, partnership, joint-stock company, limited liability company and, except for purposes of Article Eight, individual, trust, joint venture, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment", with respect to any Security, means the place or places where the principal of, any premium or Interest on, or any Additional Amounts with respect to such Security are payable as provided in or pursuant to this Indenture or such Security.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same Indebtedness as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a lost, destroyed, mutilated or stolen Security or any Security to which a mutilated, destroyed, lost or stolen Coupon appertains shall be deemed to evidence the same Indebtedness as the lost, destroyed, mutilated or stolen Security or the Security to which a mutilated, destroyed, lost or stolen Coupon appertains.

         "Preferred Securities" means the preferred securities of a Trust, representing undivided beneficial interests in the assets of such Trust.

         "Redemption Date", with respect to any Security or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture or such Security.

         "Redemption Price", with respect to any Security or portion thereof to be redeemed, means the price at which it is to be redeemed as determined by or pursuant to this Indenture or such Security.

         "Registered Security" means any Security established pursuant to
Section 201 which is registered in the Security Register.

         "Regular Record Date" for the Interest payable on any Registered Security on any Interest Payment Date therefor means the date, if any, specified in or pursuant to this Indenture or such Security as the "Regular Record Date".

         "Required Currency" has the meaning specified in Section 116.

         "Responsible Officer" means, when used with respect to the Trustee, any officer of the Trustee in its Corporate Trust Office with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Sale/Leaseback Transaction" has the meaning specified in Section 1006.

         "Security" or "Securities" means any note or notes, bond or bonds, debenture or debentures, or any other evidences of Indebtedness, as the case may be, authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities", with respect to any such Person, shall mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

         "Security Exchange" when used with respect to the Securities of any series which are held as assets of a Trust pursuant to the Trust Agreement of such Trust, means the distribution of the securities of such series by such Trust to the holder of the Trust Securities of such Trust in exchange for such Trust Securities upon certain events described in the applicable Trust Agreement of such Trust.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Indebtedness" with respect to the Securities of any particular series, means, collectively, Company Senior Indebtedness with respect to the Securities of such series and Guarantor Senior Indebtedness with respect to the Securities of such series.

          "Special Record Date" for the payment of any Defaulted Interest on any Registered Security means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity" with respect to any Security or any installment of principal thereof or Interest thereon or any Additional Amounts with respect thereto, means the date established by or pursuant to this Indenture or such Security as the fixed date on which the principal of such Security or such installment of principal or Interest is, or such Additional Amounts are, due and payable.

         "Subsidiary" means any Corporation of which at the time of determination the Guarantor, the Company or one or more other Subsidiaries owns or controls directly or indirectly more than 50% of the shares of Voting Stock.

         "Subsidiary Assignee" shall have the meaning set forth in Section 802.

         "Succession Date" shall have the meaning set forth in Section 1108.

         "Successor" shall have the meaning set forth in Section 802.

         "Successor Additional Amounts" shall have the meaning set forth in
Section 802.

         "Trust" means any statutory trust created or established by the Company as a direct or indirect wholly-owned subsidiary to issue Trust Securities and to use the proceeds from the sale thereof to purchase Securities.

         "Trust Agreement" means the agreement or declaration establishing the terms and conditions of a Trust.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such Act or provision, as the case may be, as amended or replaced from time to time or as supplemented from time to time by rules or regulations adopted by the Commission under or in furtherance of the purposes of such Act or provision, as the case may be.

         "Trust Securities" means the Preferred Securities and common securities of a Trust, each representing undivided beneficial interests in the assets of such Trust.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" shall mean each such Person and as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of such series.

         "United States", except as otherwise provided in or pursuant to this Indenture or any Security, means the United States of America (including the states thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

         "United States Alien", except as otherwise provided in or pursuant to this Indenture or any Security, means any Person who, for United States Federal income tax purposes, is (i) a foreign corporation, (ii) a non-resident alien individual, (iii) a non-resident alien fiduciary of a foreign estate, (iv) any trust unless (A) a court within the United States may exercise primary supervision over the trust's administration, and (B) one or more United States Aliens has the authority to control all substantial decisions of the trust, or (v) a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a Person described in any of clauses (i) through (iv) above.

         "U.S. Depositary" or "Depositary" means, with respect to any Security issuable or issued in the form of one or more global Securities, the Person designated as U.S. Depositary or Depositary by the Company in or pursuant to this Indenture, which Person must be, to the extent required by applicable law or regulation, a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, if so provided with respect to any Security, any successor to such Person. If at any time there is more than one such Person, "U.S. Depositary" or "Depositary" shall mean, with respect to any Securities, the qualifying entity which has been appointed with respect to such Securities.

         "Vice President", when used with respect to the Guarantor, the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "Vice President".

         "Voting Stock" means stock of a Corporation of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Corporation provided that, for the purposes hereof, stock which carries only the right to vote conditionally on the happening of an event shall not be considered voting stock whether or not such event shall have happened.

               Section 102. Compliance Certificates and Opinions.

         Except as otherwise expressly provided in this Indenture, upon any application or request by the Guarantor or the Company, as applicable, to the Trustee to take any action under any provision of this Indenture, the Guarantor or the Company, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that such action is authorized or permitted by this Indenture and that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

              Section 103. Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Guarantor or the Company, as applicable, may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Guarantor or the Company, as applicable, stating that the information with respect to such factual matters is in the possession of the Guarantor or the Company, as applicable, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Security, they may, but need not, be consolidated and form one instrument.

                         Section 104. Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by or pursuant to this Indenture to be given or taken by Holders or by holders of Preferred Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders or by holders of Preferred Securities in person or by an agent duly appointed in writing. If, but only if, Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be given or taken by Holders of Securities of such series or by holders of Preferred Securities may, alternatively, be embodied in and evidenced by the record of Holders of Securities or by holders of Preferred Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fourteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Guarantor or the Company, as the case may be. Such instrument or instruments and any such record and the action embodied therein and evidenced thereby are herein sometimes referred to as the "Act" of the Holders or by holders of Preferred Securities signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee, the Guarantor or the Company, and any agent of the Trustee or the Company or the Guarantor, if made in the manner provided in this Section 104. The record of any meeting of Holders of Securities shall be proved in the manner provided in
Section 1406.

         Without limiting the generality of this Section 104, unless otherwise provided in or pursuant to this Indenture, a Holder, including a U.S. Depositary that is a Holder of a global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture to be made, given or taken by Holders, and a U.S. Depositary that is a Holder of a global Security may provide its proxy or proxies to the beneficial owners of interests in any such global Security through such U.S. Depositary's standing instructions and customary practices.

         The Trustee may fix a record date for the purpose of determining the Persons who are beneficial owners of interest in any permanent global Security held by a U.S. Depositary entitled under the procedures of such U.S. Depositary to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other Act, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other Act shall be valid or effective if made, given or taken more than 90 days after such record date.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section 104.

         (c) The ownership, principal amount and serial numbers of Registered Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, shall be proved by the Security Register.

         (d) The ownership, principal amount and serial numbers of Bearer Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary reasonably acceptable to the Trustee, the Guarantor and the Company, wherever situated, if such certificate shall be deemed by the Company, the Guarantor and the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Company, the Guarantor and the Trustee to be satisfactory. The Trustee, the Company and the Guarantor may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The ownership, principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of the commencement and the date of the termination of holding the same may also be proved in any other manner which the Trustee, the Guarantor and the Company deem sufficient.

         (e) If the Company or the Guarantor shall solicit from the Holders of any Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may at its option (but is not obligated to), by Board Resolution, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders of Registered Securities shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

         (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Conversion Agent or the Company or the Guarantor in reliance thereon, whether or not notation of such Act is made upon such Security.

             Section 105. Notices, etc. to Trustee, the Company and the
                          Guarantor.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (a) the Trustee by any Holder or holder of a Preferred Security, the Guarantor or the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Institutional Trust Services, or

         (b) the Guarantor or the Company by the Trustee or any Holder or holder of a Preferred Security, shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Guarantor or the Company, as applicable, addressed to the attention of its Treasurer at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee, the Guarantor or the Company, as applicable.

             Section 106. Notice to Holders of Securities; Waiver.

         Except as otherwise expressly provided in or pursuant to this Indenture, where this Indenture provides for notice to Holders of Securities of any event,

         (a) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and

         (b) such notice shall be sufficiently given to Holders of Bearer Securities, if any, if published in an Authorized Newspaper in The City of New York and, if such Securities are then listed on any stock exchange outside the United States, in an Authorized Newspaper in such city as the Company shall advise the Trustee that such stock exchange so requires, on a Business Day at least twice, the first such publication to be not earlier than the earliest date and the second such publication not later than the latest date prescribed for the giving of such notice.

         In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

             Section 107. Language of Notices.

         Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that, if the Company or the Guarantor so elects, any published notice may be in an official language of the country of publication.

             Section 108. Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with any duties under any required provision of the Trust Indenture Act imposed hereon by
Section 318(c) thereof, such required provision shall control.

             Section 109. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

             Section 110. Successors and Assigns.

         All covenants and agreements in this Indenture by the Company or the Guarantor, as applicable, shall bind such party's successors and assigns, whether so expressed or not.

             Section 111. Separability Clause.

         In case any provision in this Indenture, any Security, any Coupon or any Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

             Section 112. Benefits of Indenture.

         Except as otherwise expressly provided herein with respect to holders of Senior Indebtedness and holders of Preferred Securities, nothing in this Indenture, any Security or any Coupon, or in any Guarantee, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Conversion Agent and their successors hereunder and the Holders of Securities or Coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

             Section 113. Governing Law.

         This Indenture, the Securities, any Coupons and the Guarantees shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state without regard to the conflict of laws principles thereof.

             Section 114. Legal Holidays.

         Unless otherwise specified in or pursuant to this Indenture or any Securities, in any case where any Interest Payment Date, Business Day following any Change in Control Purchase Date or Stated Maturity or Maturity of any Security, or the last date on which a Holder has the right to convert or exchange Securities of a series that are convertible or exchangeable, shall be a Legal Holiday at any Place of Payment, then (notwithstanding any other provision of this Indenture, any Security, Coupon or Guarantee other than a provision in any Security, Coupon or Guarantee that specifically states that such provision shall apply in lieu hereof) payment need not be made at such Place of Payment on such date, and such Securities need not be converted or exchanged on such date but such payment may be made, and such Securities may be converted or exchanged, on the next succeeding day that is a Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or at the Stated Maturity or Maturity or on such last day for conversion or exchange, and no Interest shall accrue on the amount payable on such date or at such time for the period from and after such Interest Payment Date, Business Day following any Change in Control Purchase Date, Stated Maturity, Maturity or last day for conversion or exchange, as the case may be, to the next succeeding Business Day.

             Section 115. Counterparts.

         This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

             Section 116. Judgment Currency.

         Each of the Company and the Guarantor agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or Interest, if any, or Additional Amounts on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding that on which a final unappealable judgment is given and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with clause (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments,
(ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to be closed.

                                  ARTICLE TWO

                         SECURITIES AND GUARANTEE FORMS

             Section 201. Forms Generally.

         Each Guarantee, Registered Security, Bearer Security, Coupon and temporary or permanent global Security issued pursuant to this Indenture shall be in the form established by or pursuant to a Board Resolution, an Officers' Certificate or in one or more indentures supplemental hereto, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by or pursuant to this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Guarantee, Security or Coupon as evidenced by their execution of such Guarantee, Security or Coupon.

         Unless otherwise provided in or pursuant to this Indenture or any Securities, the Securities shall be issuable in registered form without Coupons and shall not be issuable upon the exercise of warrants.

         Definitive Securities and definitive Coupons and Guarantees shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company or the Guarantor, as the case may be, executing such Securities, Coupons or Guarantees, as evidenced by their execution of such Securities, Coupons or Guarantees.

            Section 202. Guarantee by Guarantor; Form of Guarantee.

         The Guarantor by its execution of this Indenture hereby agrees with each Holder of a Security authenticated and delivered by the Trustee, and with the Trustee on behalf of each such Holder, to be irrevocably and unconditionally bound by the terms and provisions of the Guarantee set forth below and authorizes the Chairman of the Board, the President or any Vice President or the Treasurer of the Guarantor to execute, manually or by facsimile signature in the name and on behalf of the Guarantor, and to confirm such Guarantee to the Holder of each such Security by his or her execution and delivery of each such Security, with such Guarantee endorsed thereon, authenticated and delivered by the Trustee. When delivered pursuant to the provisions of Section 303 hereof, the Guarantee so set forth on the Security shall bind the Guarantor notwithstanding the fact that such Guarantee does not bear the signature of the Guarantor.

         Guarantees to be endorsed on the Securities shall, subject to Section 201, be in substantially the form set forth below:

                                    GUARANTEE

         For value received, Apache Corporation, a corporation organized under the laws of the State of Delaware (the "Guarantor," which term includes any successor Person under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby irrevocably and unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee on behalf of the Trustee and such Holder the due and punctual payment of the principal of, and any premium, and Interest on, and any Additional Amounts with respect to, such Security, and any other amount due and payable pursuant to the terms of the Indenture or payments referred to therein, if any, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, repurchase, or otherwise, according to the terms of such Security and of the Indenture referred to therein. In case of the failure of Apache Finance Canada II Corporation, an unlimited liability company organized under the laws of the Province of Nova Scotia, Canada (the "Company," which term includes any successor corporation under such Indenture), punctually to make any such payment of principal, any premium or Interest on or any Additional Amounts with respect to such Security, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

         The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives the benefits of division and discussion, diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by strict and complete performance of the obligations contained in such Security and this Guarantee. The Guarantor hereby agrees that, in the event of a default in payment of principal of, or any premium or Interest on, or any Additional Amounts with respect to, such Security, or default in any sinking fund or analogous payment referred to therein, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, on the terms and conditions set forth in the Indenture, directly against the Guarantor to enforce this Guarantee without first proceeding against the Company.

         The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Company in respect of any amounts paid to such Holder by the Guarantor on account of such Security pursuant to the provisions of this Guarantee or the Indenture; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, and any premium and Interest on, and any Additional Amounts required with respect to, all Securities issued under such Indenture shall have been paid in full.

         No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of principal of, any premium and Interest on, and any Additional Amounts required with respect to, the Security upon which this Guarantee is endorsed.

         This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of the Security upon which this Guarantee is endorsed shall have been manually executed by or on behalf of the Trustee under such Indenture.

         All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

         This Guarantee shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of the State of New York.

         This Guarantee is an unsecured obligation of the Guarantor, and is subordinated to all existing and future Guarantor Senior Indebtedness as set forth, and to the extent provided, in the Indenture. The Guarantor agrees, and each Holder by accepting a Security agrees, to the subordination of this Guarantee and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purposes.

         IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed under its corporate seal and dated the date of the Security upon which this Guarantee is endorsed.

                                          Apache Corporation

                                          By:
                                             ----------------------------------
                                          Title:
                                                -------------------------------

Attest:


-----------------------------


         Each Guarantee shall be dated the date of the Security upon which it is endorsed. Reference is made to Article Sixteen and Article Eighteen for further provisions with respect to the Guarantees.

             Section 203. Form of Trustee's Certificate of Authentication.

         Subject to Section 611, the Trustee's certificate of authentication shall be in substantially the following form:

   This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                          JPMORGAN CHASE BANK, as Trustee


                                          By:
                                             ----------------------------------
                                                     Authorized Officer

             Section 204. Securities in Global Form.

         Unless otherwise provided in or pursuant to this Indenture or any Securities, the Securities shall not be issuable in temporary or permanent global form. If Securities of a series shall be issuable in global form, any such Security may provide that it or any number of such Securities shall represent the aggregate amount of all Outstanding Securities of such series (or such lesser amount as is permitted by the terms thereof) from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges. Any endorsement of any Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order or Guarantor Order to be delivered pursuant to Section 303 or 304 with respect thereto. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order or Guarantor Order. If a Company Order or Guarantor Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company or the Guarantor with respect to a Security in global form shall be in writing but need not be accompanied by or contained in an Officers' Certificate and need not be accompanied by an Opinion of Counsel.

         Notwithstanding the provisions of Section 307, unless otherwise specified in or pursuant to this Indenture or any Securities, payment of principal of, any premium or Interest on or any Additional Amounts in respect of, any Security in temporary or permanent global form shall be made to the Person or Persons specified therein.

         Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat the Holder of a global security in registered form as the Holder of the principal amount of Outstanding Securities represented by such global Security.

                                 ARTICLE THREE

                                 THE SECURITIES

               Section 301. Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series.

         With respect to any Securities to be authenticated and delivered hereunder, there shall be established in or pursuant to a Board Resolution of the Company, an Officers' Certificate of the Company or established in one or more indentures supplemental hereto,

         (a) the title of such Securities and the series in which such Securities shall be included;

         (b) any limit upon the aggregate principal amount of the Securities of such title or the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 305, 306, 905 or 1107, upon repayment on part of any Registered Security of such series pursuant to Article Twelve or upon surrender in part of any Security for conversion into or exchange for Common Stock or other securities, cash or property pursuant to its terms, or pursuant to or as contemplated by the terms of such Securities);

         (c) if such Securities are to be issuable as Registered Securities, as Bearer Securities or alternatively as Bearer Securities and Registered Securities, and whether the Bearer Securities are to be issuable with Coupons, without Coupons or both, and any restrictions applicable to the offer, sale or delivery of the Bearer Securities and the terms, if any, upon which Bearer Securities may be exchanged for Registered Securities and vice versa;

         (d) if any of such Securities are to be issuable in global form, when any of such Securities are to be issuable in global form and (i) whether such Securities are to be issued in temporary or permanent global form or both, (ii) whether beneficial owners of interests in any such global Security may exchange such interests for Securities of the same series and of like tenor and of any authorized form and denomination, and the circumstances under which any such exchanges may occur, if other than in the manner specified in Section 305, and (iii) the name of the Depositary or the U.S. Depositary, as the case may be, with respect to any global Security;

         (e) if any of such Securities are to be issuable as Bearer Securities or in global form, the date as of which any such Bearer Security or global Security shall be dated (if other than the date of original issuance of the first of such Securities to be issued);

         (f) if any of such Securities are to be issuable as Bearer Securities, whether Interest in respect of any portion of a temporary Bearer Security in global form payable in respect of an Interest Payment Date therefor prior to the exchange, if any, of such temporary Bearer Security for definitive Securities shall be paid to any clearing organization with respect to the portion of such temporary Bearer Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such Interest payment received by a clearing organization will be credited to the Persons entitled to Interest payable on such Interest Payment Date;

         (g) the date or dates, or the method or methods, if any, by which such date or dates shall be determined, on which the principal of such Securities is payable;

         (h) the rate or rates at which such Securities shall bear Interest, if any, or the method or methods, if any, by which such rate or rates are to be determined, the date or dates, if any, from which such Interest shall accrue or the method or methods, if any, by which such date or dates are to be determined, the Interest Payment Dates, if any, on which such Interest shall be payable and the Regular Record Date, if any, for the Interest payable on Registered Securities on any Interest Payment Date, if Additional Amounts on such Securities or any of them shall not be payable as provided in Section 1004, and any deletion from, or modifications or additions to, the provisions of Section 1004 or Section 1108 in respect of the Securities of such series, the notice, if any, to Holders regarding the determination of Interest on a floating rate Security and the manner of giving such notice, and the basis upon which Interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

         (i) any deletions from, modifications of or additions to the subordination provisions of Article Seventeen with respect to such Securities, whether or not such subordination provisions are consistent with the subordination provisions set forth therein;

         (j) the right, if any, to extend the Interest payment periods and the duration of any such extension, including the maximum consecutive period, if any, during which Interest payment periods may be extended;

         (k) if in addition to or other than the Borough of Manhattan, The City of New York, the place or places where the principal of, any premium and Interest on or any Additional Amounts with respect to such Securities shall be payable, any of such Securities that are Registered Securities may be surrendered for registration of transfer or exchange and notices or demands to or upon the Company or the Guarantor in respect of such Securities and this Indenture may be served, the extent to which, or the manner in which, any Interest payment or Additional

Amounts on a global Security on an Interest Payment Date, will be paid and the manner in which any principal of or premium, if any, on any global Security will be paid;

         (l) whether any of such Securities are to be redeemable at the option of the Company and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the other terms and conditions upon which such Securities may be redeemed, in whole or in part, at the option of the Company;

         (m) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions (including payments made in cash in anticipation of future sinking fund obligations) or at the option of a Holder and the date or dates on which or the period or periods within which, the price or prices at which, and the terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

         (n) whether the Securities of the series will be convertible into and/or exchangeable for Common Stock or other securities, whether or not issued by the Company, cash or property and the terms and conditions of any such conversion or exchange and, if so provided, the terms and conditions upon which such Securities will be convertible or exchangeable, and any deletions from or modifications or additions to this Indenture to permit or to facilitate the issuance of such convertible or exchangeable Securities or the administration thereof;

         (o) the denominations in which any of such Securities that are Registered Securities shall be issuable if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which any of such Securities that are Bearer Securities shall be issuable if other than the denomination of $5,000;

         (p) if other than the principal amount thereof, the portion of the principal amount of any of such Securities that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion is to be determined;

         (q) if other than Dollars, the Foreign Currency in which payment of the principal of, any premium or Interest on or any Additional Amounts with respect to any of such Securities shall be payable;

         (r) if the principal of, any premium or Interest on or any Additional Amounts with respect to any of such Securities are to be payable, at the election of the Company or a Holder thereof or otherwise, in Dollars or in a Foreign Currency other than that in which such Securities are stated to be payable, the date or dates on which, the period or periods within which, and the other terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the Currency in which such Securities are stated to be payable and the Currency in which such Securities or any of them are to be paid pursuant to such election, and any deletions from or modifications of or additions to the terms of this Indenture to provide for or to facilitate the issuance of Securities denominated or payable, at the election of the Company or a Holder thereof or otherwise, in a Foreign Currency;

         (s) whether the amount of payments of principal of, any premium or Interest on or any Additional Amounts with respect to such Securities may be determined with reference to an index, formula or other method or methods (which index, formula or method or methods may be based, without limitation, on one or more Currencies, commodities, equity indices or other indices), and, if so, the terms and conditions upon which and the manner in which such amounts shall be determined and paid or payable;

         (t) any deletions from, modifications of or additions to the Events of Default or covenants of the Company or the Guarantor with respect to any of such Securities, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

         (u) if either or both of Section 402(2) relating to defeasance or
Section 402(3) relating to covenant defeasance shall not be applicable to the Securities of such series, or any covenants in addition to those specified in
Section 402(3) relating to the Securities of such series shall be subject to covenant defeasance, and any deletions from, or modifications or additions to, the provisions of Article Four in respect of the Securities of such series;

         (v) if any of such Securities are to be issuable upon the exercise of warrants, and the time, manner and place for such Securities to be authenticated and delivered;

         (w) if any of such Securities are to be issuable in global form and are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

         (x) if there is more than one Trustee, the identity of the Trustee and, if not the Trustee, the identity of each Security Registrar, Paying Agent, Conversion Agent or Authenticating Agent with respect to such Securities;

         (y) the Change in Control Purchase Price, if applicable;

         (z) the name of the applicable Trust (which shall distinguish such statutory trust from all other Trusts), if any, to which the Securities of such series are to be deposited as assets and the date of its Trust Agreement; and

         (aa) any other terms of such Securities and any deletions from or modifications or additions to this Indenture in respect of such Securities.

         All Securities (and Guarantees endorsed thereon) of any one series and all Coupons, if any, appertaining to Bearer Securities of such series shall be substantially identical except as to Currency of payments due thereunder, denomination and the rate of Interest, or method of determining the rate of Interest, if any, Maturity, and the date from which Interest, if any, shall accrue and except as may otherwise be provided by the Company in or pursuant to the Board Resolution and set forth in the Officers' Certificate or in any indenture or indentures supplemental hereto pertaining to such series of Securities. The terms of the Securities of any series may provide, without limitation, that the Securities shall be authenticated and delivered by the Trustee on original issue from time to time upon telephonic or written order of persons designated in the Officers' Certificate or supplemental indenture (telephonic instructions to be promptly confirmed in writing by such person) and that such persons are authorized to determine, consistent with such

Officers' Certificate or any applicable supplemental indenture, such terms and conditions of the Securities of such series as are specified in such Officers' Certificate or supplemental indenture. All Securities of any one series need not be issued at the same time and, unless otherwise so provided by the Company, a series may be reopened for issuances of additional Securities of such series or to establish additional terms of such series of Securities.

         If any of the terms of the Securities of any series shall be established by action taken by or pursuant to a Board Resolution, the Board Resolutions of the Company and the Guarantor shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of such series.

             Section 302. Currency; Denominations.

         Unless otherwise provided in or pursuant to this Indenture, the principal of, any premium and Interest on and any Additional Amounts with respect to the Securities shall be payable in Dollars. Unless otherwise provided in or pursuant to this Indenture, Registered Securities denominated in Dollars shall be issuable in registered form without Coupons in denominations of $1,000 and any integral multiple thereof, and the Bearer Securities denominated in Dollars shall be issuable in the denomination of $5,000. Securities not denominated in Dollars shall be issuable in such denominations as are established with respect to such Securities in or pursuant to this Indenture.

             Section 303. Execution, Authentication, Delivery and Dating.

         Securities shall be executed on behalf of the Company by its Chairman of the Board, one of its Vice Chairmen, its President, its Treasurer, one of its Assistant Treasurers, one of its Directors or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary, its Treasurer or one of its Assistant Secretaries or Assistant Treasurers. Coupons shall be executed on behalf of the Company by the Treasurer, one of its Vice Presidents or any Assistant Treasurer of the Company. The signature of any of these officers on the Securities or any Coupons appertaining thereto may be manual or facsimile.

         Securities, and any Coupons appertaining thereto, bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities or Coupons.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities, together with any Coupons appertaining thereto, executed by the Company, with Guarantees endorsed thereon by the Guarantor, to the Trustee for authentication and, provided that the Board Resolutions and Officers' Certificates or supplemental indenture or indentures with respect to such Securities referred to in Section 301 and a Company Order for the authentication and delivery of such Securities and a Guarantor Order approving the delivery of the Guarantees endorsed thereon have been delivered to the Trustee, the Trustee in accordance with the Company Order and subject to the provisions hereof and of such Securities shall authenticate and deliver such Securities having such Guarantees. In authenticating such

Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities and any Coupons appertaining thereto, and the Guarantees endorsed thereon, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through 315(d) of the Trust Indenture Act) shall be fully protected in relying upon,

         (1) an Opinion of Counsel to the effect that:

                  (a) the form or forms and terms of such Securities and Coupons, if any, and Guarantees have been established in conformity with the provisions of this Indenture;

                  (b) all conditions precedent to the authentication and delivery of such Securities and Coupons, if any, appertaining thereto, have been complied with and that such Securities and Coupons, when completed by appropriate insertions, executed under the Company's corporate seal and attested by duly authorized officers of the Company, delivered by duly authorized officers of the Company to the Trustee for authentication pursuant to this Indenture, and authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, arrangement, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and will entitle the Holders thereof to the benefits of this Indenture, including the Guarantee; such Opinion of Counsel need express no opinion as to the availability of equitable remedies;

                  (c) Guarantees, when executed under the Guarantor's corporate seal and attested by duly authorized officers of the Guarantor and endorsed upon a Security that is authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any condition specified in such Opinion of Counsel, will constitute legally valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as enforcement thereof may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, arrangement, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and will entitle the Holders to the benefits of this Indenture; such Opinion of Counsel need express no opinion as to the availability of equitable remedies;

                  (d) all laws and requirements in respect of the execution and delivery by the Company of such Securities and Coupons, if any, have been complied with; and

                  (e) This Indenture has been qualified under the Trust Indenture Act; and

         (2) Officers' Certificates of the Company and the Guarantor stating that, in each case, to the best knowledge of the Persons executing such certificate, no event which is, or after notice or lapse of time or both would become, an Event of Default with respect to any of the Securities or the Guarantees shall have occurred and be continuing.

                  If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel and Officers' Certificates at the time of issuance of each Security, but such opinion and certificate, with appropriate modifications, shall be delivered at or before the time of issuance of the first Security of such series. After any such first delivery, any separate request by the Company that the Trustee authenticate Securities of such series for original issue will be deemed to be a certification by the Company and the Guarantor that all conditions precedent provided for in this Indenture relating to authentication and delivery of such Securities continue to have been complied with.

                  The Trustee shall not be required to authenticate or to cause an Authenticating Agent to authenticate any Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, determines that such action may not lawfully be taken.

                  Each Registered Security shall be dated the date of its authentication. Each Bearer Security and any Bearer Security in global form shall be dated as of the date specified in or pursuant to this Indenture.

                  No Security or Guarantee or Coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for in Section 202 or 611 executed by or on behalf of the Trustee or by the Authenticating Agent by the manual signature of one of its authorized officers. Such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Except as permitted by
Section 306 or 307, the Trustee shall not authenticate and deliver any Bearer Security or related Guarantee unless all Coupons appertaining thereto then matured have been detached and canceled.

                       Section 304. Temporary Securities.

                  Pending the preparation of definitive Securities, the Company may execute and deliver to the Trustee and, upon Company Order and Guarantor Order, the Trustee shall authenticate and deliver, in the manner provided in
Section 303, temporary Securities in lieu thereof which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized in or pursuant to this Indenture, in bearer form with one or more Coupons or without Coupons and having endorsed thereon Guarantees of the Guarantor substantially of the tenor of the definitive Guarantees, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities or Guarantees may determine, as conclusively evidenced by their execution of such Securities or Guarantees, as the case may be. Such temporary Securities may be in global form.

                  Except in the case of temporary Securities in global form, which shall be exchanged in accordance with the provisions thereof, if temporary Securities are issued, the Company shall cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities of the same series and containing terms and provisions that are identical to those of any temporary Securities, such temporary Securities shall be exchangeable for such definitive Securities with Guarantees of the Guarantor endorsed thereon upon surrender of such temporary Securities at an Office or Agency for such Securities, without charge to any Holder thereof. Upon surrender for cancellation of any one or more temporary Securities (accompanied by any unmatured Coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series and containing identical terms and provisions, each with a Guarantee of the Guarantor endorsed thereon; provided, however, that no definitive Bearer Security, except as provided in or pursuant to this Indenture, shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in or pursuant to this Indenture. Unless otherwise provided in or pursuant to this Indenture with respect to a temporary global Security, until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

               Section 305. Registration, Transfer and Exchange.

                  With respect to the Registered Securities of each series, if any, the Company shall cause to be kept a register (each such register being herein sometimes referred to as the "Security Register") at an Office or Agency for such series in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Registered Securities of such series and of transfers of the Registered Securities of such series. Such Office or Agency shall be the "Security Registrar" for that series of Securities. Unless otherwise specified in or pursuant to this Indenture or the Securities, the Trustee shall be the initial Security Registrar for each series of Securities. The Company shall have the right to remove and replace from time to time the Security Registrar for any series of Securities; provided that no such removal or replacement shall be effective until a successor Security Registrar with respect to such series of Securities shall have been appointed by the Company and shall have accepted such appointment by the Company. In the event that the Trustee shall not be or shall cease to be Security Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times. There shall be only one Security Register for each series of Securities.

                  Upon surrender for registration of transfer of any Registered Security of any series at any Office or Agency for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series denominated as authorized in or pursuant to this Indenture, of a like aggregate principal amount bearing a number not contemporaneously outstanding and containing identical terms and provisions, having Guarantees duly endorsed thereon.

                  At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any Office or Agency for such series. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive having Guarantees duly endorsed thereon.

                  If provided in or pursuant to this Indenture, with respect to Securities of any series, at the option of the Holder, Bearer Securities of such series may be exchanged for Registered Securities of such series containing identical terms, denominated as authorized in or pursuant to this Indenture and in the same aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any Office or Agency for such series, with all unmatured Coupons and all matured Coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company, the Guarantor and the Trustee in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company, the Guarantor and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, Interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency for such series located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such Office or Agency for such series in exchange for a Registered Security of such series and like tenor after the close of business at such Office or Agency on (i) any Regular Record Date and before the opening of business at such Office or Agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such Office or Agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such Coupon shall be returned to the Person so surrendering the Bearer Security), and Interest or Defaulted Interest, as the case may be, shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

                  If provided in or pursuant to this Indenture with respect to Securities of any series, at the option of the Holder, Registered Securities of such series may be exchanged for Bearer Securities upon such terms and conditions as may be provided in or pursuant to this Indenture with respect to such series.

                  Whenever any Securities are surrendered for exchange as contemplated by the immediately preceding two paragraphs, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities, having endorsed thereon Guarantees of the Guarantor, which the Holder making the exchange is entitled to receive.

                  Notwithstanding the foregoing, except as otherwise provided in or pursuant to this Indenture, any global Security shall be exchangeable for definitive Securities only if (i) the Depositary is at any time unwilling, unable or ineligible to continue as Depositary and a successor depository is not appointed by the Company within 90 days of the date the Company is so informed in writing, (ii) the Company executes and delivers to the Trustee a Company Order to the effect that such global Security shall be so exchangeable, or (iii) an Event of Default has occurred and is continuing with respect to the Securities. If the beneficial owners of interests in a global Security are entitled to exchange such interests for definitive Securities as the result of an event described in clause (i), (ii) or (iii) of the preceding sentence, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities in such form and denominations as are required by or pursuant to this Indenture, and of the same series, containing identical terms and in aggregate principal amount equal to the principal amount of such global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such global Security shall be surrendered from time to time by the U.S. Depositary or such other Depositary as shall be specified in the Company Order with respect thereto, and in accordance with instructions given to the Trustee and the U.S. Depositary or such other Depositary, as the case may be (which instructions shall be in writing but need not be contained in or accompanied by an Officers' Certificate or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities as described above without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such global Security to be exchanged, which (unless such Securities are not issuable both as Bearer Securities and as Registered Securities, in which case the definitive Securities exchanged for the global Security shall be issuable only in the form in which the Securities are issuable, as provided in or pursuant to this Indenture) shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof, but subject to the satisfaction of any certification or other requirements to the issuance of Bearer Securities; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of the same series to be redeemed and ending on the relevant Redemption Date; and provided, further, that (unless otherwise provided in or pursuant to this Indenture) no Bearer Security delivered in exchange for a portion of a global Security shall be mailed or otherwise delivered to any location in the United States. Promptly following any such exchange in part, such global Security shall be returned by the Trustee to such Depositary or the U.S. Depositary, as the case may be, or such other Depositary or U.S. Depositary referred to above in accordance with the instructions of the Company referred to above. If a Registered Security is issued in exchange for any portion of a global Security after the close of business at the Office or Agency for such Security where such exchange occurs on or after (i) any Regular Record Date for such Security and before the opening of business at such Office or Agency on the next Interest Payment Date, or (ii) any Special Record Date for such Security and before the opening of business at such Office or Agency on the related proposed date for payment of Interest or Defaulted Interest, as the case may be, Interest shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but shall be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom Interest in respect of such portion of such global Security shall be payable in accordance with the provisions of this Indenture.

                  All Securities issued upon any registration of transfer or exchange of Securities and all Guarantees endorsed thereon shall be the valid obligations of the Company or the Guarantor, as the case may be, evidencing the same debt and entitling the Holders thereof to the same benefits under this Indenture as the Securities and Guarantees endorsed thereon surrendered upon such registration of transfer or exchange.

                  Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar for such Security) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar for such Security duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange, or redemption of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge.

                  Except as otherwise provided in or pursuant to this Indenture, the Company shall not be required (i) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of like tenor and the same series under Section 1103 and ending at the close of business on the day of such selection, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except in the case of any Security to be redeemed in part, the portion thereof not to be redeemed, or (iii) to exchange any Bearer Security so selected for redemption except, to the extent provided with respect to such Bearer Security, that such Bearer Security may be exchanged for a Registered Security of like tenor and the same series, provided that such Registered Security shall be immediately surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture or (iv) to issue, register the transfer of or exchange any Security which, in accordance with its terms, has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

                           Section 306. Mutilated, Destroyed, Lost and Stolen
                                        Securities.

                  If any mutilated Security or a Security with a mutilated Coupon appertaining to it is surrendered to the Trustee, subject to the provisions of this Section 306, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series containing identical terms and of like principal amount, having endorsed thereon the Guarantee of the Guarantor and bearing a number not contemporaneously outstanding, with Coupons appertaining thereto corresponding to the Coupons, if any, appertaining to the surrendered Security.

                  If there be delivered to the Company, the Guarantor and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company, the Guarantor or the Trustee that such Security or Coupon has been acquired by a protected purchaser, the Company shall execute and, upon Company Request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen Coupon appertains with all appurtenant Coupons not destroyed, lost or stolen, a new Security of the same series containing identical terms and of like principal amount having endorsed thereon the Guarantee of the Guarantor and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Coupon appertains.

                  Notwithstanding the foregoing provisions of this Section 306, in case any mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or Coupon; provided, however, that principal of, any premium or Interest on or any Additional Amounts with respect to any Bearer Securities shall, except as otherwise provided in
Section 1002, be payable only at an Office or Agency for such Securities located outside the United States and, unless otherwise provided in or pursuant to this Indenture, any Interest on Bearer Securities and any Additional Amounts with respect to such Interest shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

                  Upon the issuance of any new Security under this Section 306, the Company or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security, with any Coupons appertaining thereto, and the Guarantee of the Guarantor endorsed thereon, issued pursuant to this Section 306 in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen Coupon appertains shall constitute a separate obligation of the Company and the Guarantor, respectively, whether or not the destroyed, lost or stolen Security and Coupons appertaining thereto or the destroyed, lost or stolen Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series and any Coupons and related Guarantees duly issued hereunder.

                  The provisions of this Section 306, as amended or supplemented pursuant to this Indenture with respect to particular Securities or generally, shall be exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

                           Section 307. Payment of Interest and Certain
                                        Additional Amounts; Rights to Interest
                                        and Certain Additional Amounts
                                        Preserved.

                  Unless otherwise provided in or pursuant to this Indenture, any Interest on and any Additional Amounts with respect to any Registered Security which shall be payable, and are punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered as of the close of business on the Regular Record Date for such Interest. Unless otherwise provided in or pursuant to this Indenture, in case a Bearer Security is surrendered in exchange for a Registered Security after the close of business at an Office or Agency for such Security on any Regular Record Date therefor and before the opening of business at such Office or Agency on the next succeeding Interest Payment Date therefor, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date and Interest shall not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

                  Unless otherwise provided in or pursuant to this Indenture, any Interest on and any Additional Amounts with respect to any Registered Security which shall be payable, but shall not be punctually paid or duly provided for, on any Interest Payment Date for such Registered Security (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder thereof on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company or the Guarantor, at its election in each case, as provided in Clause (1) or (2) below:

         (1) The Company or the Guarantor may elect to make payment of any Defaulted Interest to the Person in whose name such Registered Security (or a Predecessor Security thereof) shall be registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company or the Guarantor shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on such Registered Security and the date of the proposed payment, and at the same time the Company or the Guarantor, as the case may be, shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when so deposited to be held in trust for the benefit of the Person entitled to such Defaulted Interest as in this Clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holder of such Registered Security (or a Predecessor Security thereof) at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company cause a similar notice to be published at least once in an Authorized Newspaper of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Person in whose name such Registered Security (or a Predecessor Security thereof) shall be registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2). In case a Bearer Security is surrendered at the Office or Agency for such Security in exchange for a Registered Security after the close of business at such Office or Agency on any Special Record Date and before the opening of business at such Office or Agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Defaulted Interest and Defaulted Interest shall not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

         (2) The Company or the Guarantor may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company or the Guarantor to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

                  Unless otherwise provided in or pursuant to this Indenture or the Securities of any particular series, at the option of the Company, Interest on Registered Securities that bear Interest may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Security Register or by transfer to an account maintained by the payee with a bank located in the United States.

                  Subject to the foregoing provisions of this Section 307 and
Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to Interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  If any convertible or exchangeable Security of any series is converted or exchanged after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security with respect to which the Stated Maturity Date is prior to such Interest Payment Date), Interest that is due on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion or exchange, and such Interest (whether or not punctually paid or duly provided for ) shall be paid to the Person in whose name that Security is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security that is converted or exchanged, Interest shall not be payable if the Regular Record Date is after the date of conversion or exchange of such Security.

                      Section 308. Persons Deemed Owners.

                  Prior to due presentment of a Registered Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name such Registered Security is registered in the Security Register as the owner of such Registered Security for the purpose of receiving payment of principal of, any premium and (subject to Sections 305 and 307) Interest on and any Additional Amounts with respect to such Registered Security and for all other purposes whatsoever, whether or not any payment with respect to such Registered Security shall be overdue, and neither the Company, the Guarantor nor the Trustee or any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

                  The Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the bearer of any Bearer Security or the bearer of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not any payment with respect to such Security or Coupon shall be overdue, and neither the Company, the Guarantor, the Trustee nor any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

                  No holder of any beneficial interest in any global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such global Security, and such Depositary may be treated by the Company, the Guarantor, the Trustee, and any agent of the Company, the Guarantor or the Trustee as the owner of such global Security for all purposes whatsoever. None of the Company, the Guarantor, the Trustee, any Paying Agent, Conversion Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                           Section 309. Cancellation.

                  All Securities and Coupons surrendered for payment, redemption, registration of transfer, exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Coupons, as well as Securities and Coupons surrendered directly to the Trustee for any such purpose, shall be canceled promptly by the Trustee. The Company or the Guarantor may at any time deliver to the Trustee for cancellation any Securities or Coupons previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and all Securities or Coupons so delivered shall be canceled promptly by the Trustee. No Securities or Coupons shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 309, except as expressly permitted by or pursuant to this Indenture. All canceled Securities and Coupons held by the Trustee shall be destroyed by the Trustee in accordance with its customary procedures, unless by a Company Order or Guarantor Order, the Company or the Guarantor directs their return to it.

                           Section 310. Computation of Interest.

                  Except as otherwise provided in or pursuant to this Indenture or in any Security, Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE FOUR

                     SATISFACTION AND DISCHARGE OF INDENTURE

                           Section 401. Satisfaction and Discharge.

                  Upon the direction of the Company by a Company Order or the Guarantor by a Guarantor Order, this Indenture shall cease to be of further effect with respect to any series of Securities specified in such Company Order or Guarantor Order and any Coupons appertaining thereto, and the Trustee, on receipt of a Company Order or Guarantor Order, at the expense of the

Company and the Guarantor, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

         (1) either

                  (a) all Securities of such series theretofore authenticated and delivered and all Coupons appertaining thereto (other than (i) Coupons appertaining to Bearer Securities of such series surrendered in exchange for Registered Securities of such series and maturing after such exchange whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and Coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) Coupons appertaining to Securities of such series called for redemption and maturing after the relevant Redemption Date whose surrender has been waived as provided in Section 1107, and (iv) Securities and Coupons of such series for whose payment money in the applicable Currency has theretofore been deposited in trust or segregated and held in trust by the Company or the Guarantor and thereafter repaid to the Company or the Guarantor or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (b) all Securities of such series and, in the case of (i) or
(ii) below, any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

                           (i) have become due and payable, or

                           (ii) will become due and payable at their Stated Maturity within one year, or

                           (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company or the Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose, money in the Currency in which such Securities are payable in an amount sufficient to pay and discharge the entire indebtedness on such Securities and any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation, including the principal of, any premium and Interest on, and any Additional Amounts with respect to such Securities and any Coupons appertaining thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Maturity thereof, as the case may be;

         (2) the Company or the Guarantor, as the case may be, has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Outstanding Securities of such series and any Coupons appertaining thereto; and

         (3) the Company or the Guarantor, as the case may be, has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

                  In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of such series as to which it is Trustee and if the other conditions thereto are met.

                  Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, the obligations of the Company and the Guarantor to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section 401, the obligations of the Trustee, the Guarantor and the Company with respect to the Securities of such series under Sections 305, 306, 403, 1002, 1003 and Article Twelve, with respect to the payment of Additional Amounts, if any, with respect to such Securities as contemplated by Section 1004 (but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to subclause (b) of clause (1) of this Section 401, and, unless otherwise provided pursuant to Section 301 with respect to the Securities of such series, any rights to convert or exchange the Securities of such series into other securities in accordance with their terms), shall survive.

                           Section 402. Defeasance and Covenant Defeasance.

                  (1) Unless, pursuant to Section 301, either or both of (i) defeasance of the Securities of or within a series under clause (2) of this
Section 402, or (ii) covenant defeasance of the Securities of or within a series under clause (3) of this Section 402 shall not be applicable with respect to the Securities of such series, then such provisions, together with the other provisions of this Section 402 (with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities), shall be applicable to such Securities and any Coupons appertaining thereto, and the Company may at its option by Board Resolution or Officers' Certificate, at any time, with respect to such Securities and any Coupons appertaining thereto, elect to have Section 402(2) or Section 402(3) be applied to such Outstanding Securities and any Coupons appertaining thereto upon compliance with the conditions set forth below in this Section 402.

                  (2) Upon the Company's exercise of the above option applicable to this Section 402(2) with respect to any Securities of or within a series, the Company and the Guarantor shall be deemed to have been discharged from their respective obligations with respect to such Outstanding Securities and any Coupons appertaining thereto, and with respect to the Guarantees endorsed thereon, on the date the conditions set forth in clause (4) of this Section 402 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company and the Guarantor shall be deemed to have paid and discharged the entire Indebtedness represented by such Outstanding Securities and any Coupons appertaining thereto, and such corresponding Guarantees, which shall thereafter be deemed to be "Outstanding" only for the purposes of clause
(5) of this Section 402 and the other Sections of this Indenture referred to in clauses (i) and (ii) below, and to have satisfied all of its other obligations under such Securities and any Coupons appertaining thereto and this Indenture insofar as such Securities and any Coupons appertaining thereto are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Outstanding Securities and any Guarantees and Coupons appertaining thereto to receive, solely from the trust fund described in clause
(4) of this Section 402 and as more fully set forth in such Section, payments of the principal of, any premium and Interest or any Additional Amounts with respect to, such Securities and any Coupons appertaining thereto when such payments are due, and any rights of Holder to convert or exchange such Securities into or for Common Stock or other securities, cash or property, (ii) the obligations of the Company and the Trustee with respect to such Securities under Sections 305, 306, 1002 and 1003, with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Section 1004 (but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to Section 402(4)(a) below), and any obligations of the Guarantor relating to a surviving obligation of the Company, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Section 402. The Company may exercise its option under this Section 402(2) notwithstanding the prior exercise of its option under clause (3) of this Section 402 with respect to such Securities and any Coupons appertaining thereto.

                  (3) Upon the Company's exercise of the above option applicable to this Section 402(3) with respect to any Securities of or within a series, the Company and the Guarantor, to the extent specified pursuant to Section 301, shall be released from their respective obligations in respect of any covenant applicable to such Securities or the Guarantees endorsed thereon, with respect to such Outstanding Securities and any Coupons appertaining thereto on and after the date the conditions set forth in clause (4) of this Section 402 are satisfied (hereinafter, "covenant defeasance"), and such Securities and any Coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with any such covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any Coupons appertaining thereto and the Guarantees endorsed thereon, the Company and the Guarantor may omit to comply with, and shall have no liability in respect of, any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 501(3) or 501(4) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and Coupons appertaining thereto and the Guarantees endorsed thereon shall be unaffected thereby.

                  (4) The following shall be the conditions to application of clause (2) or (3) of this Section 402 to any Outstanding Securities of or within a series and any Coupons appertaining thereto and the Guarantees endorsed thereon:

                  (a) The Company or the Guarantor shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Section 402 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any Coupons appertaining thereto,

                           (1) an amount in Dollars or in such Foreign Currency
                  in which such Securities and any Coupons appertaining thereto are then specified as payable at Stated Maturity, or

                           (2) Government Obligations applicable to such
                  Securities and Coupons appertaining thereto (determined on the basis of the Currency in which such Securities and Coupons appertaining thereto are then specified as payable at Stated Maturity) which through the scheduled payment of principal and Interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of, any premium or Interest on or any Additional Amounts with respect to such Securities and any Coupons appertaining thereto, money in an amount, or

                           (3) a combination thereof,

in any case, in an amount, sufficient, without consideration of any reinvestment of such principal and Interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, any premium or Interest on or any Additional Amounts with respect to such Outstanding Securities and any Coupons appertaining thereto on the Stated Maturity of such principal or installment of principal or Interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any Coupons appertaining thereto.

                  (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or the Guarantor is a party or by which either of them is bound.

                  (c) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities and any Coupons appertaining thereto shall have occurred and be continuing on the date of such deposit and, with respect to defeasance only, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (d) In the case of an election under clause (2) of this
Section 402, the Company or the Guarantor shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company or the Guarantor has received from the Internal Revenue Service a letter ruling, or there has been published by the Internal Revenue Service a Revenue Ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                  (e) In the case of an election under clause (3) of this
Section 402, the Company and the Guarantor shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities and any Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (f) The Company and the Guarantor shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance or covenant defeasance under clause
(2) or (3) of this Section 402 (as the case may be) have been complied with.

                  (g) Notwithstanding any other provisions of this Section 402(4), such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company or the Guarantor in connection therewith pursuant to
Section 301.

                  (5) Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 402(5) and Section 403, the "Trustee") pursuant to clause (4) of Section 402 in respect of any Outstanding Securities of any series and any Coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any Coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any Coupons appertaining thereto of all sums due and to become due thereon in respect of principal of, any premium or Interest on or any Additional Amounts but such money need not be segregated from other funds except to the extent required by law.

                  Unless otherwise specified in or pursuant to this Indenture or any Security, if, after a deposit referred to in Section 402(4)(a) has been made, (a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 301 or the terms of such Security to receive payment in a Currency other than that in which the deposit pursuant to Section 402(4)(a) has been made in respect of such Security, or (b) a Conversion Event occurs in respect of the Foreign Currency in which the deposit pursuant to Section 402(4)(a) has been made, the indebtedness represented by such Security and any Coupons appertaining thereto and the Guarantees endorsed thereon shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of, any premium or Interest on or any Additional Amounts with respect to, such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the Currency in which such Security becomes payable as a result of such election or Conversion Event based on (x) in the case of payments made pursuant to clause (a) above, the applicable market exchange rate for such Currency in effect on the second Business Day prior to each payment date, or (y) with respect to a Conversion Event, the applicable market exchange rate for such Foreign Currency in effect (as nearly as feasible) at the time of the Conversion Event. Unless otherwise provided pursuant to

Section 301, the right, if any, to extend an Interest payment period shall terminate upon defeasance or covenant defeasance, as the case may be.


                  The Company and the Guarantor shall, jointly and severally, pay and indemnify the Trustee against any tax, fee or other charge, imposed on or assessed against the Government Obligations deposited pursuant to this
Section 402 or the principal or Interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities and any Coupons appertaining thereto.

                  Anything in this Section 402 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request, or the Guarantor, as the case may be, upon Guarantor's Request, any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in clause (4) of this Section 402 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this
Section 402.

                         Section 403. Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations deposited with the Trustee pursuant to Section 401 or 402 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the Coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or the Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, Interest and Additional Amounts for whose payment such money has or Government Obligations have been deposited with or received by the Trustee; but such money and Government Obligations need not be segregated from other funds except to the extent required by law.

                         Section 404. Reinstatement.

                  If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture, such Securities and the related Guarantees from which the Company or the Guarantor, as the case may be, has been discharged or released pursuant to this Article shall be revived and reinstated as though no deposit has occurred pursuant to this Article with respect to such Securities and the related Guarantees, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to this Article with respect to such Securities in accordance with this Article; provided, however, that if the Company or the Guarantor makes any payment of principal of, any premium or Interest on or Additional Amounts with respect to any such Security or the related Guarantee following reinstatement of its obligations, the Company or the Guarantor, as the case may be, shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

                                  ARTICLE FIVE

                                    REMEDIES

                        Section 501. Events of Default.

                  "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is specifically deleted or modified in or pursuant to the supplemental indenture, Board Resolution or Officers' Certificate establishing the terms of such series pursuant to this
Indenture:

                  (1) failure to pay any Interest on or any Additional Amounts payable in respect of any Security of such series when such Interest becomes or such Additional Amounts become due and payable, and continuance of such default for a period of 30 days; or

                  (2) failure to pay the principal of or any premium on any Security of such series when it becomes due and payable at either its Maturity or, if applicable, at 12:00 noon, New York, New York time, on the Business Day following the Change in Control Purchase Date; or

                  (3) if applicable, failure by the Company to deliver the required securities or other rights upon an appropriate conversion or exchange election by Holders of the Securities or the related Preferred Securities; or

                  (4) failure to perform or the breach of any covenant or warranty of the Company or the Guarantor in this Indenture or the Securities (other than a covenant or warranty a default in the performance or the breach of which is elsewhere in this Section 501 specifically dealt with or which has been expressly included in this Indenture solely for the benefit of a series of Securities other than such series), and continuance of such failure or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such failure or breach and requiring it to be remedied and stating that such notice is a "Notice of Default"; or

                  (5) default in the deposit of any sinking fund payment when and as due by the terms of a Security of such series; or

                  (6) the entry by a court having competent jurisdiction of:

                  (a) a decree or order for relief in respect of the Company, the Guarantor or any other Subsidiary in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (b) a decree or order adjudging the Company, the Guarantor or any other Subsidiary to be insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of the Company, the Guarantor or any other Subsidiary and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (c) a final and non-appealable order appointing a custodian, receiver, liquidator, assignee, trustee or other similar official of the Company, the Guarantor or any other Subsidiary or of any substantial part of the property of the Company, the Guarantor or any other Subsidiary, as the case may be, or ordering the winding up or liquidation of the affairs of the Company, the Guarantor or any other Subsidiary; or

                  (7) the commencement by the Company, the Guarantor or any other Subsidiary of a voluntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of a voluntary proceeding seeking to be adjudicated insolvent or the consent by the Company, the Guarantor or any other Subsidiary to the entry of a decree or order for relief in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any insolvency proceedings against it, or the filing by the Company, the Guarantor or any other Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by the Company, the Guarantor or any other Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or similar official of the Company, the Guarantor or any other Subsidiary or any substantial part of the property of the Company, the Guarantor or any other Subsidiary or the making by the Company, the Guarantor or any other Subsidiary of an assignment for the benefit of creditors, or the taking of corporate action by the Company, the Guarantor or any other Subsidiary in furtherance of any such action; or

                  (8) any other Event of Default provided in or pursuant to this Indenture with respect to Securities of such series.

                             Section 502. Acceleration of Maturity; Rescission
                                          and Annulment.

                  If an Event of Default with respect to Securities of any series at the time Outstanding (other than an Event of Default specified in clause (6) or (7) of Section 501) occurs and is continuing, then the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series may declare the principal of all the Securities of such series, or such lesser amount as may be provided for in the Securities of such series, to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by the Holders), and upon any such declaration such principal or such lesser amount shall become immediately due and payable; provided that in the case of a series of Securities then held by a Trust, if upon an Event of Default with respect to the Securities of that series the Trustee has, or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series have, failed to declare the principal of all the Securities of such series to be due and payable immediately, the holders of not less than 25% in aggregate liquidation amount of the outstanding Preferred Securities of that Trust shall have such right by a notice in writing to the Company and to the Trustee.

                  If an Event of Default specified in clause (6) or (7) of
Section 501 occurs, all unpaid principal of and accrued Interest on the Outstanding Securities of that series (or such lesser amount as may be provided for in the Securities of such series) shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of any Security of that series.

                  At any time after Securities of any series have been accelerated and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than a majority in principal amount of the Outstanding Securities of such series (subject to, in the case of any series of Securities held as assets of a Trust and with respect to which a Security Exchange has not theretofore occurred, such consent of the holders of the Preferred Securities and the common securities of such Trust as may be required under the Trust Agreement of such Trust), by written notice to the Trustee, the Guarantor and the Company, may rescind and annul such declaration and its consequences if:

                  (1) the Company or the Guarantor has paid or deposited with the Trustee a sum of money sufficient to pay:

                  (a) all overdue installments of any Interest on and Additional Amounts with respect to all Securities of such series and any Coupon appertaining thereto;

                  (b) the principal of and any premium on any Securities of such series which have become due otherwise than by such declaration of acceleration and Interest thereon and any Additional Amounts with respect thereto at the rate or rates borne by or provided for in such Securities;

                  (c) to the extent that payment of such Interest or Additional Amounts is lawful, Interest upon overdue installments of any Interest and Additional Amounts at the rate or rates borne by or provided for in such Securities;

                  (d) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 606; and

                  (2) all Events of Default with respect to Securities of such series, other than the non-payment of the principal of, any premium and Interest on, and any Additional Amounts with respect to Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 513.

                  No such rescission shall affect any subsequent default or impair any right consequent thereon.

                           Section 503. Collection of Indebtedness and Suits for
                                        Enforcement by Trustee.

                  The Company covenants that if:

                  (1) there is a failure to pay any installment of Interest on or any Additional Amounts with respect to any Security or any Coupon appertaining thereto when such Interest or Additional Amounts shall have become due and payable and such default continues for a period of 30 days; or

                  (2) there is a failure to pay the principal of or any premium on any Security at its Maturity;

the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities and any Coupons appertaining thereto, the whole amount of money then due and payable with respect to such Securities and any Coupons appertaining thereto, with Interest upon the overdue principal, any premium and, to the extent that payment of such Interest shall be legally enforceable, upon any overdue installments of Interest and Additional Amounts at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount of money as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee under Section 606.

                  If the Company or the Guarantor fails to pay the money it is required to pay the Trustee pursuant to the preceding paragraph forthwith upon the demand of the Trustee, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the money so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or the Guarantor or any other obligor upon such Securities and any Coupons appertaining thereto or the Guarantees endorsed thereon and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company, the Guarantor or any other obligor upon such Securities and any Coupons appertaining thereto or the Guarantees endorsed thereon, wherever situated.

                  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any Coupons appertaining thereto by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or such Securities or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.

                           Section 504. Trustee May File Proofs of Claim.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, the Guarantor or any other obligor upon the Securities or the Guarantees endorsed thereon or the property of the Company, the Guarantor or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the Guarantor for the payment of any overdue principal, premium, Interest or Additional Amounts) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (1) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of the principal and any premium, Interest and Additional Amounts owing and unpaid in respect of the Securities and any Coupons appertaining thereto and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders of Securities or any Coupons allowed in such judicial proceeding, and

                  (2) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities or any Coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities or any Coupons, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 606.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or any Coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or Coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or any Coupon, in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' committee or other similar committee.

                    Section 505. Trustee May Enforce Claims without Possession of Securities, Guarantees or Coupons.

                  All rights of action and claims under this Indenture or any of the Securities, the Guarantees or any Coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities, Guarantees or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, shall be for the ratable benefit of each and every Holder of a Security or Coupon in respect of which such judgment has been recovered.

                    Section 506. Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, or any premium, Interest or Additional Amounts, upon presentation of the Securities or Coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 606;

                  SECOND: To the payment of the amounts then due and unpaid upon the Securities and any Coupons for principal and any premium, Interest and Additional Amounts in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities and Coupons for principal and any premium, Interest and Additional Amounts, respectively;

                  THIRD: The balance, if any, to the Person or Persons entitled thereto.

                       Section 507. Limitations on Suits.

                  Except as provided in Sections 508 or 516, no Holder of any Security of any series or any Coupons appertaining thereto, or holder of Preferred Securities of the Trust, if any, that is the Holder of Securities of that series, shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, the Guarantees, the Securities of any series or any Coupons appertaining thereto, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder or holder of Preferred Securities has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series or the holders of not less than 25% in aggregate amount of such outstanding Preferred Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders of such Outstanding Securities of such securities or the holder or holders of such outstanding Preferred Securities have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series or the holders of a majority in aggregate liquidation amount of such outstanding Preferred Securities;

it being understood and intended that no one or more of such Holders of such Outstanding Securities of such series or the holder or holders of such outstanding Preferred Securities shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security or Guarantee to affect, disturb or prejudice the rights of any other such Holders or Holders of Securities of any other series or holder or holders of Preferred Securities of another Trust, or to obtain or to seek to obtain priority or preference over any other Holders of such Outstanding Securities of such series or the holder or holders of such outstanding Preferred Securities or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

                   Section 508. Unconditional Right of Holders to Receive
                                Principal and any Premium, Interest and
                                Additional Amounts.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security or Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of, any premium and (subject to Sections 305 and 307) Interest on, and any Additional Amounts with respect to such Security or payment of such Coupon or payment pursuant to the Guarantee endorsed on such Security, as the case may be, on the respective Stated Maturity or Maturities therefor specified in such Security or Coupon (or, in the case of redemption, on the Redemption Date or, in the case of repayment at the option of such Holder if provided in or pursuant to this Indenture, on the date such repayment is due, or in the case of a Change in Control, or as to any Change in Control Purchase Notice given timely, on the Change in Control Purchase Date) and to convert or exchange such Security in accordance with its terms, if applicable, and to institute suit for the enforcement of any such payment or conversion or exchange, and such right shall not be impaired without the consent of such Holder.

                   Section 509. Restoration of Rights and Remedies.

                  If the Trustee or any Holder of a Security or a Coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Guarantor, the Trustee and each such Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and each such Holder shall continue as though no such proceeding had been instituted.

                   Section 510. Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to each and every Holder of a Security or a Coupon is intended to be exclusive of any other right or remedy, and every right and remedy, to the extent permitted by law, shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not, to the extent permitted by law, prevent the concurrent assertion or employment of any other appropriate right or remedy.

                   Section 511. Delay or Omission not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Security or Coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to any Holder of a Security or a Coupon may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holder, as the case may be.

                 Section 512. Control by Holders of Securities.

                  Subject to Section 601(e), the Holders of a majority in principal amount of the Outstanding Securities of any series or, if that series of Securities is held by a Trust, the holders of a majority in aggregate liquidation amount of the Preferred Securities of that Trust, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series and any Coupons appertaining thereto, provided that:

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture or with the Securities of any series;

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

                  (3) such direction is not unduly prejudicial to the rights of the other Holders of Securities of such series not joining in such action.

                 Section 513. Waiver of Past Defaults.

                  Subject to Section 502, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, or, if that series of Securities is held by a Trust, the holders of a majority in aggregate liquidation amount of the Preferred Securities of that Trust, on behalf of the Holders of all the Securities of such series and any Coupons appertaining thereto may waive any past or prospective default hereunder with respect to such series and its consequences, except a default:

                  (1) in the payment of the principal of, any premium or Interest on, or any Additional Amounts with respect to, any Security of such series or any Coupons appertaining thereto; or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                 Section 514. Waiver of Stay or Extension Laws.

                  Each of the Company and the Guarantor covenants that (to the extent that it may lawfully do so) it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantor expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                      Section 515. Undertaking for Costs.

                  All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 515 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of Outstanding Securities of any series, or, if a series of Securities is held by a Trust, the holders of more than 10% aggregate liquidation amount of the Preferred Securities of that Trust, or to any suit instituted by any Holder or holder of Preferred Securities, if any, for the enforcement of the payment of the principal of, any premium or Interest on or Additional Amounts with respect to any Security on or after the respective Stated Maturities expressed in such Security or pursuant to Section 516 (or, in the case of redemption, on or after the Redemption Date, in the case of repayment, on or after the date for repayment and, in the case of Change of Control, on or after the date for payment of the Change of Control Purchase Price) or for the enforcement of the right, if any, to convert or exchange any Security into Common Stock or other securities, cash or property in accordance with its terms.

                      Section 516. Direct Action Right of Holders of Trust
                                   Preferred Securities.

                  If an Event of Default has occurred and is continuing and is attributable either to (a) the failure of the Company or the Guarantor to pay the principal of or any premium or Interest on or Additional Amounts with respect to the Securities on the due date therefor or (b) the failure by the Company or the Guarantor to deliver the required securities or other property upon an appropriate conversion or exchange right election, and an event of default has occurred and is continuing under the applicable Trust Agreement, a holder of the related Preferred Securities, in lieu of any action that may otherwise be taken hereunder as a Holder of Securities, may institute a legal proceeding directly against the Company and/or the Guarantor for enforcement of payment to such holder of the principal of or any premium or Interest on or Additional Amounts with respect to such Securities having a principal amount equal to the liquidation amount of the Preferred Securities held by such holder or for enforcement of such conversion or exchange rights, as the case may be (a "Direct Action"). Notwithstanding anything contained herein to the contrary, neither the Company nor the Guarantor may amend this Indenture to remove the foregoing right to bring a Direct Action without the prior written consent of the holders of all of the Preferred Securities outstanding affected thereby. Notwithstanding any payments made to a holder of Preferred Securities by the Company or the Guarantor in connection with a Direct Action, the Company and the Guarantor shall remain obligated to pay the principal of, any premium or Interest on or Additional Amounts with respect to the related Securities, and the Company shall be subrogated to the rights of the holder of such Preferred Securities with respect to payments on the

Preferred Securities to the extent of any payments made by the Company or the Guarantor as the case may be to such holder in any Direct Action.

                                  ARTICLE SIX

                                   THE TRUSTEE

                    Section 601. Certain Rights of Trustee.

                  Subject to Sections 315(a) through 315(d) of the Trust Indenture Act:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, security, note, coupon or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or a Company Order or Guarantor Request or Guarantor Order, as the case may be (in each case, other than delivery of any Security, together with any Coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein), and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution of the Company or the Guarantor, as the case may be;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence shall be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a Company's Officers' Certificate or, if such matter pertaining to the Guarantor, a Guarantor's Officers' Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by or pursuant to this Indenture at the request or direction of any of the Holders of Securities of any series or any Coupons appertaining thereto pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, security, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Company and the Guarantor, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the Trustee shall not be charged with knowledge of any default (as defined in Section 602) or Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee assigned to the Corporate Trust Department of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge of such default or Event of Default or (2) written notice of such default or Event of Default shall have been given to the Trustee by the Company, the Guarantor or any other obligor on such Securities or by any Holder of such Securities; and

                  (i) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                        Section 602. Notice of Defaults.

                  Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series entitled to receive reports pursuant to Section 703(3), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, any premium or Interest on or Additional Amounts with respect to, any Security of such series, the Trustee shall be protected in withholding such notice if and so long as a committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the best interest of the Holders of Securities and Coupons of such series. For the purpose of this Section 602, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

                        Section 603. Not Responsible for Recitals or Issuance of
                                     Securities.

                  The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, and in any Coupons shall be taken as the statements of the Company and the Guarantor, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Coupons appertaining thereto or the Guarantees, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating

Agent shall be accountable for the use or application by the Company of the Securities or the proceeds thereof.

                       Section 604. May Hold Securities.

                  The Trustee, any Authenticating Agent, any Paying Agent, any Conversion Agent, any Security Registrar or any other Person that may be an agent of the Trustee, the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, any Conversion Agent, Security Registrar or such other Person.

                       Section 605. Money Held in Trust.

                  Except as provided in Section 403 and Section 1003, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law and shall be held uninvested. The Trustee shall be under no liability for Interest on any money received by it hereunder except as otherwise agreed in writing with the Company or the Guarantor, as the case may be.

                       Section 606. Compensation and Reimbursement.

                  Each of the Company and the Guarantor, jointly and severally, agrees:

                  (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's negligence or bad faith; and

                  (c) to indemnify the Trustee and its agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

                  As security for the performance of the obligations of the Company under this Section 606, the Trustee shall have a lien prior to the Securities of any series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, and premium or Interest on or any Additional Amounts with respect to particular Securities or any Coupons appertaining thereto.

                  Any compensation or expense incurred by the Trustee after a default specified by Section 501 is intended to constitute an expense of administration under any then applicable bankruptcy or insolvency law. "Trustee" for purposes of this Section 606 shall include any predecessor Trustee but the negligence or bad faith of any Trustee shall not affect the rights of any other Trustee under this Section 606.

                  The Company's obligations under this Section 606 and any lien hereunder shall survive the resignation or removal of any Trustee, the discharge of the Company's obligations pursuant to Article Four of this Indenture and the termination of this Indenture.

             Section 607. Corporate Trustee Required; Eligibility.

                  (1) There shall at all times be a Trustee hereunder that is a Corporation, organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, eligible under Section 310(a)(1) of the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture
Act) of at least $50,000,000 subject to supervision or examination by Federal or state authority. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 607, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six.

                  (2) The following indenture shall be considered specifically described herein for purposes of clause (i) of the proviso contained in Section 310(b)(1) of the Trust Indenture Act; Indenture dated as of ___________ between [the Company] [the Guarantor] and ______________, as successor trustee; and, pursuant to Section 310(b)(1)(C)(i) of the Trust Indenture Act, unless otherwise ordered by the Commission, an event of default by the Company under this Indenture will not disqualify the Trustee under this Indenture because it is a trustee under such other indenture.

             Section 608. Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee pursuant to Section 609.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company and the Guarantor. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and the Company and the Guarantor.

                  (d) If at any time:

                           (i) the Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to Securities of any series after written request therefor by the Company, the Guarantor or any Holder of a Security of such series who has been a bona fide Holder of a Security of such series for at least six months; or

                           (ii) the Trustee shall cease to be eligible under
         Section 607 and shall fail to resign after written request therefor by the Company, the Guarantor or any such Holder; or

                           (iii) the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (A) the Company, by or pursuant to a Board Resolution, may remove the Trustee with respect to all Securities or the Securities of such series, or (B) subject to Section 315(e) of the Trust Indenture Act, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 609. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 609, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 609, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Registered Securities, if any, of such series as their names and addresses appear in the Security Register and, if Securities of such series are issued as Bearer

Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

              Section 609. Acceptance of Appointment by Successor.

                  (a) Upon the appointment hereunder of any successor Trustee with respect to all Securities, such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Guarantor and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties hereunder of the retiring Trustee; but, on the request of the Company, the Guarantor or such successor Trustee, such retiring Trustee, upon payment of its charges, shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and, subject to Section 1003, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 606.

                  (b) Upon the appointment hereunder of any successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, the retiring Trustee and such successor Trustee shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture with respect to the Securities of that or those series to which the appointment of such successor Trustee relates other than as hereinafter expressly set forth, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, the Guarantor, or such successor Trustee, such retiring Trustee, upon payment of its charges with respect to the Securities of that or those series to which the appointment of such successor relates and subject to Section 1003 shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject to its claim, if any, provided for in Section 606.

                  (c) Upon request of any Person appointed hereunder as a successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph
(a) or (b) of this Section 609, as the case may be.

                  (d) No Person shall accept its appointment hereunder as a successor Trustee unless at the time of such acceptance such successor Person shall be qualified and eligible under this Article Six.

               Section 610. Merger, Conversion, Consolidation or Succession
                            to Business.

                  Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated but not delivered by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

               Section 611. Appointment of Authenticating Agent.

                  The Trustee may appoint one or more Authenticating Agents acceptable to the Company with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of that or those series issued upon original issue, exchange, registration of transfer, partial redemption or partial repayment or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

                  Each Authenticating Agent shall be acceptable to the Company and the Guarantor and, except as provided in or pursuant to this Indenture, shall at all times be a corporation that would be permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act, is authorized under applicable law and by its charter to act as an Authenticating Agent and has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 611, it shall resign immediately in the manner and with the effect specified in this Section 611.

                  Any Corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, provided such Corporation shall be otherwise eligible under this
Section 611, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee, the Company and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, the Company and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 611, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall (i) mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent shall serve, as their names and addresses appear in the Security Register, and (ii) if Securities of the series are issued as Bearer Securities, publish notice of such appointment at least once in an Authorized Newspaper in the place where such successor Authenticating Agent has its principal office if such office is located outside the United States. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 611.

                  The Company agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section 611.

                  The provisions of Sections 308, 603 and 604 shall be applicable to each Authenticating Agent.

                  If an Authenticating Agent is appointed with respect to one or more series of Securities pursuant to this Section 611, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

                  This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                              JPMORGAN CHASE BANK,
                              As Trustee


                              By:
                                 ----------------------------------------------
                                   As Authenticating Agent


                              By:
                                 ----------------------------------------------
                                   Authorized Officer

                  If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not be accompanied by or contained in an Officers' Certificate by the Company), shall appoint in accordance with this Section 611 an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

                                 ARTICLE SEVEN

           HOLDERS LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTOR

  Section 701. Company and Guarantor to Furnish Trustee Names and Addresses of
                                    Holders.

                  In accordance with Section 312(a) of the Trust Indenture Act, the Company and the Guarantor shall furnish or cause to be furnished to the
Trustee:

                  (a) semi-annually with respect to Securities of each series not later than March 15 and September 15 of the year or upon such other dates as are set forth in or pursuant to the Board Resolution, Officers' Certificate or indenture supplemental hereto authorizing such series, a list, in each case in such form as the Trustee may reasonably require, of the names and addresses of Holders as of the applicable date; and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Security Registrar no such list shall be required to be furnished.

                 Section 702. Preservation of Information; Communications
                              to Holders.

                  The Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act.

                  Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Trustee, the Guarantor and the Company that none of the Company, the Trustee, the Guarantor, any agent of any of them or any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 312(c) of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

                 Section 703. Reports by Trustee.

                  (a) Within 60 days after September 15 of each year commencing with the first September 15 following the first issuance of Securities pursuant to Section 301, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such September 15 with respect to any of the events specified in said Section 313(a) which may have occurred since the later of the immediately preceding September 15 and the date of this Indenture.

                  (b) The Trustee shall transmit the reports required by Section 313(a) of the Trust Indenture Act at the times specified therein.

                  (c) Reports pursuant to this Section 703 shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act.

                 Section 704. Reports by Company and Guarantor.

                  The Company, pursuant to Section 314(a) of the Trust Indenture Act, shall:

                  (a) file with the Trustee, within 15 days after the Company and the Guarantor are required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or the Guarantor may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company or the Guarantor is not required to file information, documents or reports pursuant to either of said Sections, then they shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company and the Guarantor, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (c) transmit within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company and the Guarantor pursuant to paragraphs (a) and (b) of this Section 704 as may be required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE EIGHT
                         CONSOLIDATION, MERGER AND SALES

      Section 801. Guarantor May Consolidate, Etc., Only on Certain Terms.

                  Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Guarantor with or into any other Person or Persons (whether or not affiliated with the Guarantor), or successive consolidations or mergers in which the Guarantor or their successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of the property of the Guarantor as an entirety or substantially as an entirety, to any other Person (whether or not affiliated with the Guarantor); provided, however, that:

                  (a) in case the Guarantor shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, the entity formed by such consolidation or into which the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Guarantor as an entirety or substantially as an entirety shall be a Corporation organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed by the successor Person and delivered to the Trustee, in form satisfactory to the Trustee, the performance of every obligation of the Guarantor in this Indenture and the Guarantees on the part of the Guarantor to be performed or observed, and which supplemental indenture shall provide for conversion or exchange rights in accordance with the provisions of the Securities of any series that are convertible into or exchangeable for Common Stock or other securities, cash or property;

                  (b) immediately after giving effect to such transaction, no Event of Default or event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing, including any default pursuant to the Holder's Change of Control Purchase Option set forth in Article Fifteen; and

                  (c) either the Guarantor or the successor Person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article Eight and that all conditions precedent herein provided for relating to such transaction have been complied with.

       Section 802. Company May Consolidate, etc., Only on Certain Terms.

                  (a) The Company shall not consolidate with or merge into any other Person, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, unless:

                  (1) any Person formed by such consolidation or into which the Company is merged or to whom the Company has conveyed, transferred or leased its properties and assets as an entirety or substantially as an entirety (a "Successor") is a Person organized and validly existing under the laws of the jurisdiction of organization of such Person, and expressly assumes by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and Interest on and any Additional Amounts with respect to all the Securities of the Company and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed, and which supplemental indenture shall provide for conversion or exchange rights in accordance with the provisions of the Securities of any series that are convertible into or exchangeable for Common Stock or other securities, cash or property;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing;

                  (3) any such Person shall expressly agree, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, (i) to immediately indemnify (pursuant to the indemnification procedure described in Section 805) the Holder of each Security against (A) any tax, assessment or governmental charge imposed on such Holder or required to be withheld or deducted from any payment to such Holder (including any governmental charge or withholding attributable to such Person's indemnifying such Holder) as a consequence of such consolidation, merger, conveyance, transfer or lease, and
(B) any other tax costs or other tax expenses of the act of such consolidation, merger, conveyance, transfer or lease (except that if the Company or any such Person delivers by the date of any such transaction an opinion of an independent counsel or a tax consultant of recognized standing that the Holders will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such transaction, a Holder will have such rights to indemnification only if and when gain for U.S. federal income tax purposes is actually recognized by such Holders) and (ii) that all payments pursuant to the Securities in respect of the principal of and any premium and Interest on such Securities, as the case may be, shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the jurisdiction of organization of such Person or any political subdivision or taxing authority thereof or therein, unless such taxes, duties, assessments or governmental charges are required by such jurisdiction or any such subdivision or authority to be withheld or deducted, in which case such Person will pay by way of additional Interest such additional amounts of or in respect of, principal and any premium and Interest ("Successor

Additional Amounts") as will result (after deduction of such taxes, duties, assessments or governmental charges and any additional taxes, duties, assessments or governmental charges payable in respect of such) in the payment to each Holder of a Security of the amounts which would have been payable pursuant to the Securities had no such withholding or deduction been required, except that no Successor Additional Amounts shall be so payable for or on account of:

                           (A) any tax, duty, levy, assessment or other governmental charge which would not have been imposed but for the fact that such Holder: (i) was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, the jurisdiction of organization of such Successor or any of its territories or any political subdivision thereof or otherwise had some connection with such jurisdiction other than the mere ownership of, or receipt of payment under, such Security;
         (ii) presented (if presentation is required) such Security for payment in such jurisdiction or any of its territories or any political subdivision thereof, unless such Security could not have been presented for payment elsewhere; (iii) presented (if presentation is required) such Security more than thirty (30) days after the date on which the payment in respect of such Security first became due and payable or provided for, whichever is later, except to the extent that the Holder would have been entitled to such Successor Additional Amounts if it had presented such Security for payment on any day within such period of thirty (30) days; (iv)is not dealing with the Successor directly or indirectly, on an arm's-length basis; or (v) entered into or participated in a scheme to avoid the applicable withholding tax of the jurisdiction of organization of the Successor or any of its territories or political subdivisions thereof, being a scheme which the Successor was neither a party to nor participated in;

                           (B) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

                           (C) any tax, assessment or other governmental charge which is payable otherwise than by withholding or deduction from payments of (or in respect of) principal of or any premium or Interest on, such Securities;

                           (D) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of the Security with a request of the Company or the Successor addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (i) or (ii), is required or imposed by statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition or exemption from all or part of such tax, assessment or other governmental charge; or

                           (E) any combination of items (A), (B), (C) and (D);

nor shall Successor Additional Amounts be paid with respect to any payment of the principal of or any premium or Interest on any such Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction of organization of such Person (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Successor Additional Amounts had it been the Holder of the Security; and

                  (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  (b) The Company may assign its obligations under any series of Securities to any other Subsidiary (the "Subsidiary Assignee") and such Subsidiary Assignee shall be treated as the Successor to the Company with respect to such series of Securities, provided that the conditions set forth in
Section 802(a) that would apply to the merger of the Company into such Subsidiary Assignee are satisfied.

      Section 803. Successor Person Substituted for Company or Guarantor.

                  Upon any consolidation by the Company or the Guarantor with or merger of the Company or the Guarantor into any other Person or any conveyance, transfer or lease of the properties and assets of the Company or the Guarantor, as the case may be, as an entirety or substantially as an entirety to any Person in accordance with Sections 801 or 802, the successor Person formed by such consolidation or into which the Company or the Guarantor, as the case may be, is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Company or the Guarantor, as the case may be, herein; and thereafter, except in the case of a lease, the predecessor Person shall be released from all obligations and covenants under this Indenture, the Securities, the Guarantees and the Coupons.

     Section 804. Assumption by the Guarantor of the Company's Obligations.

                  (a) The Guarantor may, at its option, assume the obligations of the Company as obligor under any series of Securities and this Indenture; provided that:

                  (i) the Guarantor expressly assumes in an assumption agreement or supplemental indenture hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and Interest on such Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed (including any obligation to pay any Additional Amounts), and which agreement or supplemental indenture shall provide for conversion or exchange rights in accordance with the provisions of the Securities of the applicable series;



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

                  (ii) immediately after giving effect to such assumption, no Event of Default and no event, which after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

                  (iii) the Guarantor shall expressly agree in an assumption agreement or supplemental indenture hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, to immediately indemnify (pursuant to the indemnification procedure described in Section 805) the Holder of each Security against (i) any tax, assessment or governmental charge imposed on such Holder or required to be withheld or deducted from any payment to such Holder (including any governmental charge or withholding tax attributable to the Guarantor indemnifying such Holder) as a consequence of such assumption and (ii) any costs or expenses of such assumption (except that if the Guarantor delivers to the Trustee an opinion of an independent counsel or a tax consultant of recognized standing that the Holders will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such assumption by the date of such assumption, a Holder will have indemnification rights pursuant to the indemnification procedure described in Section 805 only if and when gain for U.S. federal income tax purposes is actually recognized by such Holder); and

                  (iv) the Guarantor shall have delivered to the Trustee an Officers' Certificate stating that such assumption and such assumption agreement or supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such assumption have been complied with.

                  (b) Upon any assumption pursuant to Section 804(a), the Guarantor shall succeed to, and be substituted for, and may exercise every right and power of, the Company under such Securities and this Indenture with the same effect as if the Guarantor had been named as the Company herein, and the Company shall be released from its liability as obligor upon the Securities and any Coupons and under this Indenture.

                    Section 805. Indemnification Procedure.

                  (a) If a transaction described above under Sections 801, 802 or 804 (an "Indemnifiable Transaction") should constitute a taxable event for U.S. federal income tax purposes, the Guarantor or any other Person that assumes the obligations of the Guarantor or the Company pursuant to such Sections, as the case may be, shall indemnify a Holder of a Security against any tax, assessment or governmental charge imposed on such Holder or required to be withheld or deducted from any payment to such Holder (including any governmental charge or withholding attributable to an indemnification payment made by or on behalf of the Guarantor or any such Person) and any other tax costs or other tax expenses attributable to such Indemnifiable Transaction, and the Guarantor or any such Person, as the case may be, shall comply with the following indemnification procedures:

                  (1) Unless the Guarantor or any such Person, as the case may be, delivers to the Trustee by the date of an Indemnifiable Transaction an opinion of an independent counsel or a tax consultant of recognized standing to the effect that such Indemnifiable Transaction will not be a taxable event for U.S. federal income tax purposes, the Guarantor or any such Person, as the case may be, shall send to each Holder on or prior to the date of such Indemnifiable Transaction (i)



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

notification explaining the U.S. federal income tax consequences to each such Holder of such Indemnifiable Transaction and (ii) an indemnification claim form requesting (A) information concerning each such Holder's tax basis and holding period in a Security and (B) a statement that the Holder is not then an entity described in Section 501 of the Internal Revenue Code, as amended from time to time, that is exempt from U.S. federal income tax and (iii) a statement setting forth the address to which each such Holder must remit such form.

                  (2) If the Guarantor or any such Person delivers such an opinion, each Holder will have indemnification rights pursuant to this Section 805 only if and when gain for U.S. federal income tax purposes is actually recognized by such Holder.

                  (3) When the Guarantor or any such Person, as the case may be, receives from a Holder an indemnification claim form, the Guarantor or such Person, as the case may be, shall within 15 Business Days remit to such Holder a certified check in an amount equal to the product of any gain recognized as a result of the Indemnifiable Transaction and the highest marginal U.S. income tax rate in effect at the time of such Indemnifiable Transaction (the "Indemnification Amount"). For these purposes, a Holder's gain shall equal the amount by which the fair market value of a Security at the time of such Indemnifiable Transaction exceeds such Holder's adjusted tax basis in such Security.

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

        Section 901. Supplemental Indentures without Consent of Holders.

                  Without the consent of any Holders of Securities or Coupons, the Company (when authorized by or pursuant to a Board Resolution), the Guarantor (when authorized by or pursuant to a Board Resolution) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another Person to the Company or the Guarantor, and the assumption by any such successor of the covenants of the Company or the Guarantor, as the case may be, contained herein and in the Securities or the Guarantees; or

                  (b) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of all or any series of Securities (as shall be specified in such supplemental indenture or indentures) or to surrender any right or power herein conferred upon the Company or the Guarantor; or

                  (c) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of, any premium or Interest on or any Additional Amounts with respect to Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be exchanged for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Securities of any series or any Coupons appertaining thereto in any material respect; or

                  (d) to establish the form or terms of Securities of any series and any Coupons appertaining thereto as permitted by Sections 201 and 301 or of the related Guarantees as permitted by Section 202; or

                  (e) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 609; or

                  (f) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not adversely affect the interests of the Holders of Securities of any series then Outstanding or any Coupons appertaining thereto in any material respect; or

                  (g) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities, as herein set forth; or

                  (h) to add any additional Events of Default with respect to all or any series of Securities (as shall be specified in such supplemental indenture); or

                  (i) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Article Four, provided that any such action shall not adversely affect the interests of any Holder of a Security of such series and any Coupons appertaining thereto or any other Security or Coupon in any material respect; or

                  (j) to secure the Securities or the Guarantees; or

                  (k) to make provisions with respect to conversion or exchange rights of Holders of Securities of any series; or

                  (l) to amend or supplement any provision contained herein or in any supplemental indenture, provided that no such amendment or supplement shall materially adversely affect the interests of the Holders of any Securities then Outstanding.

         Section 902. Supplemental Indentures with Consent of Holders.

                  With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture (and, in the case of any series of Securities held as assets of a Trust, such consent of holders of the Preferred Securities and the common securities of such Trust as may be required under the Trust Agreement of such Trust), by Act of said Holders delivered to the Company and the Trustee, the Company (when authorized by or pursuant to a Board Resolution), the Guarantor (when authorized by or pursuant to a Board Resolution) and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture or of the Securities of such series; provided, however, that no such supplemental indenture, without the consent of the Holder of each Outstanding Security affected thereby, shall:

                  (a) change the Stated Maturity of the principal of, or any premium or installment of Interest on or any Additional Amounts with respect to, any Security, as such Stated Maturity may be extended in accordance with the terms of such Security or Coupon appertaining thereto, or reduce the principal amount thereof or the rate (or modify the calculation of such rate) of Interest thereon or any Additional Amounts with respect thereto, or any premium payable upon the redemption thereof or otherwise, or change the duration of the maximum consecutive period, if any, that payments of Interest on such Securities may be deferred, if applicable, or change the obligation of the Company to pay Additional Amounts pursuant to Section 1004 (except as contemplated by Section 801(a) and permitted by Section 901(a)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504, change the redemption, conversion or exchange provisions or adversely affect the right of repayment at the option of any Holder as contemplated by Article Twelve or change the subordination provisions that apply to the terms of such Securities in a manner adverse to Holders, or change the Place of Payment, Currency in which the principal of, any premium or Interest on, or any Additional Amounts with respect to any Security is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of repayment at the option of the Holder, on or after the date for repayment or in the case of change in control, after the Change in Control Purchase Date); or

                  (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1404 for quorum or voting; or

                  (c) modify or effect in any manner adverse to the Holders the terms and conditions of the obligations of the Company under the Securities or the Coupons, or the Guarantor under the Guarantees, or either of them hereunder, in respect of the due and punctual payments of principal of, any premium or Interest on, or any Additional Amounts with respect to, the Securities; or

                  (d) modify any of the provisions of this Section 902, Section 513 or Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

                  (e) make any change that adversely affects the right to convert or exchange any Security into or for Common Stock or other securities, cash or property in accordance with its terms; or



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

                  (f) modify any of the provisions of this Indenture relating to the subordination of the Securities in a manner adverse to Holders of Securities.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which shall have been included expressly and solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders of Securities under this Section 902 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

               Section 903. Execution of Supplemental Indentures.

                  As a condition to executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article Nine or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive (in addition to those documents required by Section
102), and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

               Section 904. Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of a Security theretofore or thereafter authenticated and delivered hereunder and of any Coupon appertaining thereto shall be bound thereby.

               Section 905. Reference in Securities to Supplemental Indentures.

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Guarantor shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared with Guarantees endorsed thereon, if appropriate, and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

               Section 906. Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.



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

                  Section 907. Effect on Senior Indebtedness.

                  No supplemental indenture shall directly or indirectly modify or eliminate the provisions of Article Seventeen or Article Eighteen, as the case may be, in any manner which might terminate or impair the subordination of the Securities of any series to Company Senior Indebtedness with respect to such series or the subordination of the Guarantee in respect thereof to Guarantor Senior Indebtedness with respect to such series, respectively, without the prior written consent of the holders of such Company Senior Indebtedness or Guarantor Senior Indebtedness, respectively.

                                  ARTICLE TEN

                                    COVENANTS

                  Section 1001. Payment of Principal, any Premium and Interest.

                  (1) The Company shall pay the principal of, any premium and Interest on (including Interest accruing during any extension period and/or on or after the filing of a petition in bankruptcy or reorganization relating to the Company, whether or not a claim for post-filing Interest is allowed in such proceeding) and any Additional Amounts with respect to the Securities on or prior to the dates and in the manner provided in such Securities or pursuant to this Indenture. An installment of principal, and any premium, Interest or Additional Amounts shall be considered paid on the applicable due date if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, money sufficient to pay all of such installment then due. With respect to any Security, the Company shall pay Interest on overdue principal and Interest on overdue installments of Interest (including Interest accruing during any extension period and/or on or after the filing of a petition in bankruptcy or reorganization relating to the Company, whether or not a claim for post-filing Interest is allowed in such proceeding), or Additional Amounts to the extent lawful, at the rate accruing on such Security, compounded with the same frequency as Interest is payable on such Securities. Interest on overdue Interest shall accrue from the date such amounts become overdue.

                  (2) Notwithstanding the provisions of Section 1001 (1) or any other provision herein to the contrary, the Company shall have the right, as provided in an Officer's Certificate or supplemental indenture issued pursuant to Article Nine, in its sole and absolute discretion at any time and from time to time while the Securities of any series are outstanding, so long as no Event of Default with respect to such series of Securities has occurred and is continuing, to defer payments of Interest by extending the Interest payment period for such series of Securities for the maximum consecutive period, if any, specified for such series of Securities, provided that such extension period must end on an Interest Payment Date and shall not extend beyond the Stated Maturity or Redemption Date of any Security of such series, and provided further that at the end of each extension period the Company shall pay all Interest then accrued and unpaid (together with Interest thereon to the extent permitted by applicable law at the rate accruing on such Securities). Prior to the termination of an extension period, the Company may shorten or may further extend the Interest payment period for such series of Securities, provided that such extension period together with all such previous and further extensions may not exceed the maximum consecutive period specified for such series of Securities, end on a date other than an Interest Payment Date or




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

extend beyond the Stated Maturity or Redemption Date of any Security of such series. The Company shall give the Trustee notice of the Company's election to begin an extension period for any series of Securities and any shortening or extension thereof at least five Business Days prior to: (i) the date notice of payment of Interest on such Securities is required to be given to any national securities exchange on which the related Preferred Securities, if any, or Securities are then listed or other applicable self-regulatory organization, or
(ii) the date of the notice of the record or payment date of the related distribution on the Preferred Securities issued by the Trust which is the Holder of the Securities of such series, but in any event not less than five Business Days prior to the Record Date fixed by the Company for the payment of such Interest. The Company shall give or cause the Trustee to give notice (a form of which shall be provided by the Company to the Trustee) of the Company's election to begin an extension period to the Holders by first class mail, postage prepaid.

                 Section 1002. Maintenance of Office or Agency.

                  The Company and the Guarantor shall maintain in each Place of Payment for any series of Securities an Office or Agency where Securities of such series, and Guarantees with respect thereto (but not Bearer Securities, except as otherwise provided below, unless such Place of Payment is located outside the United States), may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange, where Securities of such series may be presented and surrendered in the event of a conversion or exchange, and where notices and demands to or upon the Company and the Guarantor in respect of the Securities of such series relating thereto and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company and the Guarantor shall maintain, subject to any laws or regulations applicable thereto, an Office or Agency in a Place of Payment for such series which is located outside the United States where Securities of such series and any Coupons appertaining thereto, and Guarantees with respect thereto, may be presented and surrendered for payment; provided, however, that if the Securities of such series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company and the Guarantor shall maintain a Paying Agent and a Conversion Agent, if applicable, in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange. The Company and the Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such Office or Agency. If at any time the Company and the Guarantor shall fail to maintain any such required Office or Agency or shall fail to furnish the Trustee with the addresses thereof, such presentations, surrenders, notices and demands may only be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of such series and any Coupons appertaining thereto, and Guarantees with respect thereto, may be presented and surrendered for payment at the place specified for the purpose with respect to such Securities as provided in or pursuant to this Indenture, and the Company and the Guarantor hereby appoint the Trustee as their agent to receive all such presentations, surrenders, notices and demands.

                  Except as otherwise provided in or pursuant to this Indenture, no payment of principal, premium, Interest or Additional Amounts with respect to Bearer Securities shall be made at any Office or Agency in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided,




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

however, if amounts owing with respect to any Bearer Securities shall be payable in Dollars, payment of principal of, any premium or Interest on and any Additional Amounts with respect to any such Security, or the Guarantees with respect thereto, may be made at the Corporate Trust Office of the Trustee or any Office or Agency designated by the Company in the Borough of Manhattan, The City of New York, if (but only if) payment of the full amount of such principal, premium, Interest or Additional Amounts at all offices outside the United States maintained for such purpose by the Company and the Guarantor in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

                  The Company and the Guarantor may also from time to time designate one or more other Offices or Agencies where the Securities of one or more series, and the Guarantees endorsed thereon, may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company or the Guarantor of its obligation to maintain an Office or Agency in each Place of Payment for Securities of any series for such purposes. The Company and the Guarantor shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other Office or Agency. Unless otherwise provided in or pursuant to this Indenture, the Company and the Guarantor hereby designate as the Place of Payment for each series of Securities and the Guarantees endorsed thereon, the Borough of Manhattan, The City of New York, and initially appoints the Corporate Trust Office of the Trustee as the Company's or the Guarantor's Office or Agency in the Borough of Manhattan, The City of New York for such purpose. The Company and the Guarantor may subsequently appoint a different Office or Agency in the Borough of Manhattan, The City of New York for the Securities of any series, and the Guarantees endorsed thereon.

                  Unless otherwise specified with respect to any Securities pursuant to Section 301, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of this Indenture, then the Company and the Guarantor will maintain with respect to each such series of Securities, or as so required, at least one exchange rate agent.

        Section 1003. Money for Securities Payments to Be Held in Trust.

                  If the Company or the Guarantor, as the case may be, shall at any time act as its own Paying Agent with respect to any series of Securities, it shall, on or before each due date of the principal of, any premium or Interest on or Additional Amounts with respect to any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the Currency or Currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal of, any premium or Interest on or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company or the Guarantor, as the case may be, shall have one or more Paying Agents for any series of Securities, it shall, on or prior to each due date of the principal of, any premium or Interest on or any Additional Amounts with respect to any Securities of such series, deposit with any Paying Agent a sum (in the Currency or Currencies described in the preceding paragraph) sufficient to pay the principal of, any premium or Interest on or Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company or the Guarantor, as the case may be, will promptly notify the Trustee of its action or failure so to act.

                  The Company shall cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 1003, that such Paying Agent shall:

                  (a) hold all sums held by it for the payment of the principal of, any premium or Interest on or any Additional Amounts with respect to Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in or pursuant to this Indenture;

                  (b) give the Trustee notice of any default by the Company or the Guarantor (or any other obligor upon the Securities of such series) in the making of any payment of principal, any premium or Interest on or any Additional Amounts with respect to the Securities of such series; and

                  (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company or the Guarantor, as the case may be, may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose pay, or by Company Order of the Company or the Guarantor direct a Paying Agent to pay, to the Trustee all sums held in trust by the Company, the Guarantor or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company, the Guarantor or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

                  Except as otherwise provided herein or pursuant hereto, any money deposited with the Trustee or any Paying Agent, or then held by the Company or the Guarantor, as the case may be, in trust for the payment of the principal of, any premium or Interest on or any Additional Amount with respect to any Security of any series or any Coupon appertaining thereto and remaining unclaimed for two years after such principal or any such premium or Interest or any such Additional Amount shall have become due and payable shall be paid to the Company or the Guarantor, as the case may be, on Company Request, or (if then held by the Company or the Guarantor) shall be discharged from such trust; and the Holder of such Security or any Coupon appertaining thereto, or Guarantees endorsed thereon, shall thereafter, as an unsecured general creditor, look only to the Company or the Guarantor (pursuant to the Guarantees) for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company or the Guarantor (pursuant to Guarantee) as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment for such series or to be mailed to Holders of Registered Securities of such series, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing nor shall it be later than two years after such principal and any premium or Interest or Additional Amounts shall have become due and payable, any unclaimed balance of such money then remaining will be repaid to the Company or the Guarantor, as the case may be.

                        Section 1004. Additional Amounts.

                  Except as otherwise specified pursuant to Section 301 for the Security of any series, the Company and the Guarantor each agrees to pay to the Holder of any such Security or any Coupon appertaining thereto Additional Amounts as provided in or pursuant to this Indenture or such Securities. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or Interest on, or in respect of, any Security of any series or any Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts, if applicable, in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

                  All payments of, or in respect of, principal of or any premium or Interest on any Security of any series or any Coupon or the net proceeds received on the sale or exchange of any Security of any series shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, levies, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Applicable Taxing Jurisdiction, unless such taxes, duties, levies, assessments or governmental charges are required by the Applicable Taxing Jurisdiction to be withheld or deducted. In that event, the Company will pay such additional amounts of, or in respect of, principal of or any premium or Interest on any Security of any series or any Coupon or the net proceeds received on the sale, or exchange of any Security of any series ("Additional Amounts") as will result (after deduction of such taxes, duties, levies, assessments or governmental charges and any additional taxes, duties, levies, assessments or governmental charges payable in respect of such Additional amounts) in the payment to the Holder of the Securities of such series of the amounts that would have been payable in respect of such Securities and no such withholding or deduction been required, except that no Additional Amounts shall be so payable for or on account of:

                  (a) any tax, duty, levy, assessment or other governmental charge that would not have been imposed but for the fact that such
         Holder:

                           (i) was a resident, domiciliary or national of, or
                  engaged in business or maintained a permanent establishment or was physically present in the Applicable Taxing Jurisdiction or otherwise had some connection with the Applicable Taxing Jurisdiction other than the mere ownership of such Security.

                           (ii) presented (if presentation is required) such
                  Security for payment in the Applicable Taxing Jurisdiction, unless such Security could not have been presented for payment elsewhere;



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                           (iii) presented (if presentation is required) such
                  Security, as the case may be, more than thirty (30) days after the date on which the payment in respect of such Security first became due and payable or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amounts if it had presented such Security for payment on any days within such period of thirty
                  (30) days;

                           (iv) is not dealing with the Company, directly or
                  indirectly, on an arm's-length basis; or

                           (v) entered into or participated in a scheme to avoid
                  withholding tax of the Applicable Taxing Jurisdiction, being a scheme which the Company was neither a party to nor participated in;

                  (b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

                  (c) any tax, assessment or other governmental charge that is payable otherwise than by withholding or deduction from payments of, or in respect of principal of or Interest on such Security;

                  (d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of such Security with a request of the Company addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (i) or
         (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the Applicable Taxing Jurisdiction as a precondition to exemption from all or part of such tax assessment or other governmental charge; or

                  (e) any combination of items (a), (b), (c) and (d);

nor shall Additional Amounts be paid with respect to any payment of the principal of or any premium or Interest on any Security of any series or any Coupon or the net proceeds received on the sale or exchange of any Security of any series to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the Applicable Taxing Jurisdiction to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts had it been the Holder of such Security.

                  Except as otherwise provided in or pursuant to this Indenture or the Securities of the applicable series, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to such series of Securities (or if the Securities of such series shall not bear Interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal or Interest if there has been any change with respect to the matters set forth in the below mentioned Officers' Certificate, the Company or the Guarantor, as the case may be, shall furnish to the




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Trustee and the principal Paying Agent or Paying Agents, if other than the
Trustee, an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and premium, if any, or Interest on the Securities of such series shall be made to Holders of Securities of such series or the Coupons appertaining thereto who are United States Aliens or non-residents of the Applicable Taxing Jurisdiction without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of such series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons, and the Company agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. Each of the Company and the Guarantor, jointly and severally, covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section 1004.

                Section 1005. No Restriction on Indebtedness or Liens.

                  Nothing in this Indenture or in the Securities shall in any way restrict or prevent the Company, the Guarantor or any other Subsidiary from issuing, assuming, guaranteeing or otherwise incurring or securing any Indebtedness, or otherwise granting any Liens in respect thereof.

                  For the purposes of this Section 1005, "Lien" shall mean, with respect to any asset, any mortgage, lien, pledge, security interest or encumbrances of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law.

                Section 1006. Corporate Existence.

                  Subject to Articles Eight and Fifteen, each of the Company and the Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and that of each other Subsidiary and their respective rights (charter and statutory) and franchises; provided, however, that the foregoing shall not obligate the Company, the Guarantor or any other Subsidiary to preserve any such right or franchise if the Company, the Guarantor or any other Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of its business or the business of such other Subsidiary.

                Section 1007. Payment of Expenses of Each Trust.

                  The Company covenants for the benefit of the Holders of each series of Securities owned by a Trust to pay all of the obligations, costs and expenses of such Trust (other than payments in respect of Trust Securities) in accordance with the provisions of its Trust Agreement and to pay the taxes of such Trust in accordance with the provisions of its Trust Agreement in order to permit such Trust to make distributions on and redemptions of its Preferred Securities in accordance with its Trust Agreement.



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

                     Section 1008. Waiver of Certain Covenants.

                  The Company or the Guarantor, as the case may be, may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1001(2)or 1006 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series, by Act of such Holders, either shall waive such compliance in such instance or generally shall have waived compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                     Section 1009. Company Statement as to Compliance; Notice of
                                   Certain Defaults.

                  (a) Each of the Company and the Guarantor shall deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement (which need not be contained in or accompanied by an Officers' Certificate) signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company and the Guarantor, respectively, stating that

                           (1) a review of the activities of the Company or the Guarantor, as the case may be, during such year and of its performance under this Indenture has been made under his or her supervision, and

                           (2) to the best of his or her knowledge, based on such review, (i) the Company or the Guarantor, as the case may be, has complied with all the conditions and covenants imposed on it under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him or her and the nature and status thereof, and (ii) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

                  (b) Each of the Company and the Guarantor shall deliver to the Trustee, within five days after the occurrence thereof, written notice of any Event of Default or any Default.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

                    Section 1101. Applicability of Article.

                  Redemption of Securities of any series at the option of the Company as permitted or required by the terms of such Securities shall be made in accordance with the terms of such Securities and (except as otherwise provided herein or pursuant hereto) this Article Eleven.



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

                      Section 1102. Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution or an Officers' Certificate. In case of any redemption at the election of the Company of (a) less than all of the Securities of any series or (b) all of the Securities of any series, with the same issue date, Interest rate or formula, Stated Maturity and other terms, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed.

                      Section 1103. Selection by Trustee of Securities to be
                                    Redeemed.

                  If less than all of the Securities of any series with the same issue date, Interest rate or formula, Stated Maturity and other terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Registered Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Registered Security of such series not redeemed to less than the minimum denomination for a Security of such series established herein or pursuant hereto.

                  The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal of such Securities which has been or is to be redeemed.

                  Unless otherwise specified in or pursuant to this Indenture or the Securities of any series, if any Security selected for partial redemption is converted or exchanged for Common Stock or other securities, cash or property in part before termination of the conversion or exchange right with respect to the portion of the Security so selected, the converted or exchanged portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted or exchanged during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

                      Section 1104. Notice of Redemption.

                  Notice of redemption shall be given in the manner provided in
Section 106, not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to the Holders of Securities to be redeemed. Failure to give notice by mailing in the manner herein provided to the Holder of any Registered Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof.



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

                  Any notice that is mailed to the Holder of any Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

                  All notices of redemption shall state:

                  (a) the Redemption Date;

                  (b) the Redemption Price;

                  (c) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed;

                  (d) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed;

                  (e) that, on the Redemption Date, the Redemption Price shall become due and payable upon each such Security or portion thereof to be redeemed, and, if applicable, that Interest thereon shall cease to accrue on and after said date;

                  (f) the place or places where such Securities, together (in the case of Bearer Securities) with all Coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and any accrued Interest and Additional Amounts pertaining thereto;

                  (g) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all Coupons maturing subsequent to the date fixed for redemption or the amount of any such missing Coupon or Coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished;

                  (h) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on the Redemption Date pursuant to Section 305 or otherwise, the last date, as determined by the Company, on which such exchanges may be made;

                  (i) that the redemption is out of a sinking fund, if such is the case;

                  (j) in the case of Securities of any series that are convertible or exchangeable into other securities, cash or property or rights, the conversion or exchange price or rate, the date or dates on which or the period or periods during which the right to convert or exchange the principal of the Securities of such series to be redeemed will commence or terminate and the place or places where such Securities may be surrendered for conversion or exchange; and



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
                  (k) the CUSIP number or the Euroclear or the Clearstream Luxembourg reference numbers of such Securities, if any (or any other numbers used by a Depositary to identify such Securities).

                  A notice of redemption mailed as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                          Section 1105. Deposit of Redemption Price.

                  On or prior to 10:00 a.m., New York City time, on any Redemption Date, the Company shall deposit, with respect to the Securities of any series called for redemption pursuant to Section 1104, with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in the applicable Currency sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date, unless otherwise specified pursuant to Section 301 or in the Securities of such series) any accrued Interest on and Additional Amounts with respect thereto, all such Securities or portions thereof which are to be redeemed on that date.

                          Section 1106. Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued Interest) such Securities shall cease to bear Interest and the Coupons for such Interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with any accrued Interest and Additional Amounts to the Redemption Date; provided, however, that, except as otherwise provided in or pursuant to this Indenture or the Bearer Securities of such series, installments of Interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of Coupons for such Interest (at an Office or Agency located outside the United States except as otherwise provided in Section 1002), and provided, further, that, except as otherwise specified in or pursuant to this Indenture or the Registered Securities of such series, installments of Interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the Regular Record Dates therefor according to their terms and the provisions of Section 307.

                  If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing




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Coupons, or the surrender of such missing Coupon or Coupons may be waived by the
Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that any Interest or Additional Amounts represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency for such Security located outside of the United States except as otherwise provided in Section 1002.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium, until paid, shall bear Interest from the Redemption Date at the rate prescribed therefor in the Security.

                      Section 1107. Securities Redeemed in Part.

                  Any Registered Security which is to be redeemed only in part shall be surrendered at any Office or Agency for such Security (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute, the Guarantees of the Guarantor shall be endorsed on and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series, containing identical terms and provisions, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Security in global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the U.S. Depositary or other Depositary for such Security in global form as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.

                      Section 1108. Redemption for Tax Reasons

                  Except as otherwise specified pursuant to Section 301 for the Securities of any series, if, as a result of any change in or any amendment to the laws, regulations or published tax rulings of the Applicable Taxing Jurisdiction affecting taxation, or any change in the official administration, application or interpretation of such laws, regulations or published tax rulings either generally or in relation to the Securities of any series, which change or amendment becomes effective on or after the original issue date of such Securities or which change in official administration, application or interpretation shall not have been available to the public prior to such issue date, it is determined by the Company that (a) the Company would be required to pay any Additional Amounts pursuant to this Indenture in respect of any payments that it may be required to make with respect to such Securities and (b) such obligation cannot be avoided by the Company or the Guarantor taking reasonable measures available to it, the Company may, at its option, redeem all (but not less than all) of the Securities of such series upon not less than 30 nor more than 60 days' written notice as provided in this Indenture, at a Redemption Price equal to 100% of the principal amount thereof plus accrued and unpaid Interest to the date fixed for



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

redemption; provided, however, that (x) no such notice of redemption may be given earlier than 60 days prior to the earliest date on which the Company would be obligated to pay such Additional amounts were a payment then due in respect of such Securities and (y) at the time any such redemption notice is given, such obligation to pay such Additional Amounts must remain in effect.

                  If (a) the Company shall have on any date (the "Succession Date") consolidated with or merged into, or conveyed or transferred or leased its properties and assets as an entirety or substantially as an entirety to, any Successor which is organized under the laws of any jurisdiction other than the United States of America, any State thereof or the District of Columbia or the jurisdiction in which the Company is organized, (b) as result of any change in or any amendment to the laws, regulations or published tax rulings of such jurisdiction, or of any political subdivision or taxing authority thereof or therein, affecting taxation, or any change in the official administration, application or interpretation of such laws, regulations or published tax rulings either generally or in relation to such Securities, which change or amendment become effective on or after the Succession Date or which change in official administration, application or interpretation shall not have been available to the public prior to such Succession Date and is notified to the Company, such Successor would be required to pay any Successor Additional Amounts pursuant to the Indenture or the terms of such Securities in respect of any payments that it may be required to make with respect to such Securities and (c) such obligation cannot be avoided by the Company or such Successor taking reasonable measures available to it, the Company or such Successor may at its option redeem all (but not less than all) of such Securities, upon not less than 30 nor more than 60 days' written notice as provided in this Indenture, at a Redemption Price equal to 100% of the principal amount thereof plus accrued Interest to the date fixed for redemption; provided however, that (a) no such notice of redemption may be given earlier than 60 days prior to the earliest date on which a Successor would be obligated to pay such Successor Additional Amounts were a payment then due in respect of such Securities, and (b) at the time any such redemption notice is given, such obligation to pay such Successor Additional Amounts must remain in effect.

                                 ARTICLE TWELVE

                       REPAYMENT AT THE OPTION OF HOLDERS

                    Section 1201. Applicability of Article.

                  Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of Section 309, shall not operate as a payment, redemption or satisfaction of the Indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be canceled. Notwithstanding anything to the contrary contained in this Section 1201, in connection with any repayment of Securities, the Company may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or



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

before the close of business on the repayment date an amount not less than the repayment price payable by the Company on repayment of such Securities, and the obligation of the Company to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.

                                ARTICLE THIRTEEN

                        SECURITIES IN FOREIGN CURRENCIES

                      Section 1301. Applicability of Article.

                  Whenever this Indenture provides for (i) any action by, or the determination of any of the rights of, Holders of Securities of any series in which not all of such Securities are denominated in the same Currency, or (ii) any distribution to Holders of Securities, in the absence of any provision to the contrary in the form of Security of any particular series or pursuant to this Indenture or the Securities, any amount in respect of any Security denominated in a Currency other than Dollars shall be treated for any such action or distribution as that amount of Dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Registered Securities of such series (if any) for such action, determination of rights or distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action, determination of rights or distribution) as the Company or the Guarantor may specify in a written notice to the Trustee or, in the absence of such written notice, as the Trustee may determine.

                                ARTICLE FOURTEEN

                        MEETINGS OF HOLDERS OF SECURITIES

                      Section 1401. Purposes for Which Meetings May Be Called.

                  A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article Fourteen to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Securities of such series.

                      Section 1402. Call, Notice and Place of Meetings.

                  (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1401, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or, if Securities of such series have been issued in whole or in part as Bearer Securities, in London or in such place outside the United States as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

                  (b) In case at any time the Company or the Guarantor (in each case, by or pursuant to a Board Resolution) or the Holders of at least 10% in principal amount of the



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

Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in
Section 1401, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of or made the first publication of the notice of such meeting within 21 days after receipt of such request (whichever shall be required pursuant to Section 106) or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company, the Guarantor or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or, if Securities of such series are to be issued as Bearer Securities, in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in clause (a) of this Section 1402.

                      Section 1403. Persons Entitled to Vote at Meetings.

                  To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company or the Guarantor and their respective counsel.

                      Section 1404. Quorum; Action.

                  The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of at least 66-2/3% in principal amount of the Outstanding Securities of a series, the Persons entitled to vote 66-2/3% in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1402(1), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

                  Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to
Section 902, any resolution with respect to any consent or waiver which this Indenture expressly



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provides may be given by the Holders of at least 66-2/3% in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of 66-2/3% in principal amount of the Outstanding Securities of that series; and provided, further, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series.

                  Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section 1404 shall be binding on all the Holders of Securities of such series and the Coupons appertaining thereto, whether or not such Holders were present or represented at the meeting.

                      Section 1405. Determination of Voting Rights; Conduct and
                                    Adjournment of Meetings.

                  (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in
Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by
Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

                  (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company, the Guarantor or Holders of Securities as provided in Section 1402(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

                  (c) At any meeting, each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to



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be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

                  (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1402 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

                      Section 1406. Counting Votes and Recording Action of
                                    Meetings.

                  The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1402 and, if applicable, Section 1404. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, another to the Guarantor and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                ARTICLE FIFTEEN

                  PURCHASE OF SECURITIES UPON CHANGE IN CONTROL

                      Section 1501. Purchase of Securities at Option of the
                                    Holder upon Change in Control.

                  (1) If on or prior to Maturity, there shall have occurred a Change in Control (as defined herein), the Securities shall be purchased, at the option of the Holder thereof, by the Company at the purchase price specified in the Securities (the "Change in Control Purchase Price"), on the date that is 35 Business Days after the occurrence of the Change in Control (the "Change in Control Purchase Date"), subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 1501(3).

                  A "Change in Control" shall be deemed to have occurred at such time as any of the following events shall occur:

                  (a) Any person (for purposes of paragraph (a) of this Section 1501(1) only, the term "person" shall mean a "person" as defined in or for purposes of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act of 1934 (as defined herein), or any successor provision to either of



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the foregoing, including any "group" acting for the purposes of acquiring, holding or disposing of Securities within the meaning of Rule 13D-5(b)(1) under the Exchange Act of 1934), together with its Affiliates and Associates (as defined herein), shall file or become obligated to file a report under or in response to Schedule 13D or 14D-1 (or any successor schedule, form or report) pursuant to the Exchange Act of 1934 disclosing that such person has become the beneficial owner (as the term "beneficial owner" is defined in Rule 13d-3 under the Exchange Act of 1934, or any successor provision) of either (A) 50% or more of the shares of Common Stock of the Guarantor then outstanding or (B) 50% or more of the voting power of the Voting Stock of the Guarantor then outstanding; provided, however, that for purposes of paragraph (a) of this Section 1501(1), a person shall not be deemed the beneficial owner of (1) any securities tendered pursuant to a tender offer or exchange offer made by or on behalf of such person, or its Affiliates or Associates, until such tendered securities are accepted for purchase or exchange thereunder, or (2) any securities in respect of which beneficial ownership by such person arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation that is made pursuant to, and in accordance with, the Exchange Act of 1934 and the applicable rules and regulations thereunder and is not then reportable on
Schedule 13D (or any successor schedule, form or report) under the Exchange Act of 1934.

                  (b) There shall be consummated any sale, transfer, lease or conveyance of all or substantially all of the properties and assets of the Guarantor to any other Corporation or Corporations or other Person or Persons (other than a Subsidiary of the Guarantor).

                  (c) There shall be consummated any consolidation of the Guarantor with or merger of the Guarantor with or into any other Person (whether or not affiliated with the Guarantor) in which the Guarantor is not the sole surviving or continuing Corporation or pursuant to which the shares of Common Stock outstanding immediately prior to the consummation of such consolidation or merger are converted into cash, securities or other property, other than a consolidation or merger in which the holders of shares of Common Stock receive, directly or indirectly, (A) 75% or more of the common stock of the sole surviving or continuing Corporation outstanding immediately following the consummation of such consolidation or merger and (B) securities representing 75% or more of the combined voting power of the Voting Stock of the sole surviving or continuing Corporation outstanding immediately following the consummation thereof of such consolidation or merger.

         "Exchange Act of 1934" shall mean the Securities Exchange Act of 1934, as amended.

         "Associate" shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act of 1934, as in effect on the date hereof.

                  (2) Within 15 Business Days after the occurrence of a Change in Control, the Company shall mail a written notice of Change in Control by first-class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law, including, without limitation, Rule 13c-4 under the Exchange Act of 1934) and if any Bearer Securities are then Outstanding, shall cause a copy of such notice to be published at least once in an Authorized Newspaper located in The City of New York and, if any Securities are then listed on any stock exchange located outside the United States, in an Authorized
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requires. The notice shall include or transmit a form of Change in Control
Purchase Notice (as described below) to be completed by the Holder and shall state:

                  (a) the events causing a Change in Control and the date of such Change in Control;

                  (b) the date by which the Change in Control Purchase Notice pursuant to this Section 1501 must be given;

                  (c) the Change in Control Purchase Date;

                  (d) the Change in Control Purchase Price;

                  (e) the name and address of the Trustee and the Office or Agency;

                  (f) that the Securities must be surrendered to the Trustee or the Office or Agency to collect payment;

                  (g) that the Change in Control Purchase Price for any Security as to which a Change in Control Purchase Notice has been duly given and not withdrawn will be paid promptly following the later of the Change in Control Purchase Date or the time of surrender of such Security as described in Section 1501(2)(f);

                  (h) the procedures the Holder must follow to exercise rights under this Section 1501(1) and a brief description of those rights; and

                  (i) the procedures for withdrawing a Change in Control Purchase Notice.

                  (3) A Holder may exercise its rights specified in Section 1501(1) upon delivery of a written notice of purchase (a "Change in Control Purchase Notice") to the Trustee or to an Office or Agency at any time prior to the close of business of the Change in Control Purchase Date, stating:

                  (a) the certificate number or numbers of the Security or Securities, except in the case of global Securities, which the Holder will deliver to be purchased;

                  (b) the portion of the principal amount of the Security or Securities which the Holder will deliver to be purchased, which portion must be $1,000 or an integral multiple thereof; and

                  (c) that such Security or Securities shall be purchased on the Change in Control Purchase Date pursuant to the terms and conditions specified in the Securities.

                  The delivery of the Security, by hand or by registered mail prior to, on or after the Change in Control Purchase Date (together with all necessary endorsements), to the Trustee or to an Office or Agency shall be a condition precedent to the obligation of the Company to pay to the Holder the Change in Control Purchase Price therefor; provided, however, that such Change in Control Purchase Price shall be so paid pursuant to this Section 1501 only if the Security so



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delivered to the Trustee or such Office or Agency shall conform in all respects to the description thereof set forth in the related Change in Control Purchase Notice.

                  Notwithstanding anything herein to the contrary, any Holder delivering to the Trustee or to an Office or Agency, the Change in Control Purchase Notice contemplated by this Section 1501(3) shall have the right to withdraw such Change in Control Purchase Notice at any time prior to or on the Change in Control Purchase Date by delivery of a written notice of withdrawal to the Trustee or to such Office or Agency in accordance with Section 1502.

                      Section 1502. Effect of Change in Control Purchase Notice.

                  Upon receipt by the Company of the Change in Control Purchase Notice specified in Section 1501(3), the Holder of the Security in respect of which such Change in Control Purchase Notice was given shall (unless such Change in Control Purchase Notice is withdrawn as specified in the following paragraph) thereafter be entitled to receive solely the Change in Control Purchase Price with respect to such Security. Such Change in Control Purchase Price shall be paid to such Holder promptly following the later of (x) the Change in Control Purchase Date, as the case may be, with respect to such Security (provided the conditions in Section 1501(3), as applicable, have been satisfied) and (y) the time of delivery of such Security to the Trustee or to an Office or Agency by the Holder thereof in the manner required by Section 1501(3), as applicable.

                  A Change in Control Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Trustee or to an Office or Agency at any time prior to the close of business on the Change in Control Purchase Date, specifying:

                  (a) the certificate number or numbers of the Security or Securities, except in the case of global Securities, in respect of which such notice of withdrawal is being submitted;

                  (b) the principal amount of the Security or Securities with respect to which such notice of withdrawal is being submitted; and

                  (c) the principal amount, if any, of such Security or Securities which remains subject to the original Change in Control Purchase Notice, and which has been and will be delivered for purchase by the Company.

                  There shall be no purchase of any Securities pursuant to
Section 1501 if there has occurred and in continuing an Event of Default (other than a default in the payment of the Change in Control Purchase Price).

                      Section 1503. Deposit of Change in Control Purchase Price.

                  Prior to 12:00 noon, New York, New York time, on the Business Day following the Change in Control Purchase Date, the Company shall deposit with the Trustee (or, if the Guarantor or a Subsidiary or an Affiliate of any of them is acting as Paying Agent, shall segregate and hold in trust as provided in
Section 1003) an amount of cash in immediately available funds or securities, if expressly permitted hereunder, sufficient to pay the aggregate Change in Control Purchase Price of all the Securities or portions thereof which are to be purchased. If a deposit is made with the Trustee of the aforesaid amount of cash or securities, the Securities or portions thereof with respect



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to which a Change in Control Purchase Notice has been delivered and not validly withdrawn shall become due and payable as of the Business Day following the applicable Change in Control Purchase Date, and on and after such date Interest payable in respect of such Securities shall cease and all other rights of the Holders thereof shall terminate, other than the right to receive the Change in Control Purchase Price upon delivery of such Securities to the Trustee.

                      Section 1504. Covenant to Comply With Securities Laws Upon
                                    Purchase of Securities.

                  In connection with any purchase of Securities under Section 1501 hereof, the Company and the Guarantor shall (a) comply with Rule 13e-4 under the Exchange Act of 1934, if applicable, (b) file the related Schedule 13E-4 (or any successor schedule, form or report) under the Exchange Act of 1934, if applicable, and (c) otherwise comply with all Federal and state Securities laws regulating the purchase of the Securities (including positions of the Commission under applicable no-action letters) so as to permit the rights and obligation under Section 1501 to be exercised in the time and in the manner specified in Section 1501 and 1502.

                      Section 1505. Repayment to the Company.

                  The Trustee shall return to the Company any cash, together with Interest or dividends, if any, thereon (subject to the provisions of Section 605) held by it for the payment of the Change in Control Purchase Price of the Securities that remain unclaimed as provided in the Securities; provided, however, that to the extent the aggregate amount of cash deposited by the Company pursuant to Section 1503 exceeds the aggregate Change in Control Purchase Price of the Securities or portions thereof to be purchased, then promptly after the Change in Control Purchase Date, the Trustee shall return any such excess to the Company together with Interest or dividends, if any, thereon (subject to the provisions of Section 605).

                                ARTICLE SIXTEEN

                                   GUARANTEES

                       Section 1601. Guarantee.

                  The Guarantor hereby irrevocably and unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of and any premium and Interest on and any Additional Amounts with respect to such Security and the due and punctual payment of any payments provided for pursuant to the terms of such Security and any Coupons appertaining thereto, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or repayment or otherwise, in accordance with the terms of such Security, any such Coupons and this Indenture, and any and all other amounts owed by the Company to the Trustee or the Holders under the terms of this Indenture. This guarantee will not be discharged with respect to any Securities of any series or Coupons appertaining thereto except by payment in full of the principal thereof, premium, if any, and Interest thereon and all other amounts payable thereunder and under this Indenture with respect thereto. The Guarantor hereby expressly waives its right to require the Trustee or any Holder to pursue or exhaust its legal



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or equitable remedies against the Company prior to exercising its rights under this guarantee. In case of the failure of the Company punctually to make any such payment, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or repayment or otherwise, and as if such payment were made by the Company.

                  The Guarantor hereby agrees that any amounts to be paid by it hereunder shall be paid without deduction or withholding for or on account of any and all present or future tax, duty, assessment or governmental charge imposed upon or as a result of such payment by the Government of the United States, or any state or other political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such tax, duty, assessment or charge shall at any time be required by or on behalf of the Government of the United States or any such state, political subdivision or taxing authority, the Guarantor shall pay such additional amount in respect of principal, premium, if any, and Interest, if any, as may be necessary in order that the net amounts paid to the Holder of a Security or the Trustee on behalf of the Holder of such Security, as the case may be, pursuant to this guarantee after such deduction or withholding shall not be less than the amount provided for in such Security to be then due and payable; except that no such additional amount shall be payable in respect of any Security to any Holder (a) who is subject to such tax, duty, assessment or governmental charge in respect of such Security by reason of his being connected with the United States otherwise than merely by the holding or ownership of such Security, or (b) who is not dealing at arm's length with the Guarantor (within the meaning of the Internal Revenue Code, as amended from time to time).

                  The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of any Security or this Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of such Security or by the Trustee with respect to any provisions thereof or of this Indenture, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives the benefits of division and discussion, diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that no guarantee (including any Guarantee endorsed on a Security) will be discharged in respect of any Security except by complete performance of the obligations contained in such Security and in this guarantee. The Guarantor hereby agrees that, in the event of a default in payment of principal (or premium, if any) or Interest, if any, on or Additional Amounts with respect to any Security, or a default in any payment referred to therein, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, on the terms and conditions set forth in this Indenture, directly against the Guarantor to enforce this guarantee without first proceeding against the Company.

                  The Guarantor shall be subrogated to all rights of the Holders of the Securities of a particular series against the Company in respect of any amounts paid by the Guarantor on account of such Securities pursuant to the provisions of this guarantee or this Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or



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based upon, such right of subrogation until the principal of, any premium and
Interest on, and Additional Amounts with respect to, all Securities of such series issued hereunder shall have been paid in full.

                      Section 1602. Execution and Delivery of Guarantees.

                  The Guarantees to be endorsed on the Securities of each series shall include the terms of the guarantee set forth in Section 202 (except that references to premium and Interest need be included only if any premium or Interest, respectively, is provided for in the terms of such series) and any other terms that may be set forth in the form established pursuant to Section 202 with respect to such series. The Guarantor hereby agrees to execute the Guarantees, in a form established pursuant to Section 202, to be endorsed on each Security authenticated and delivered by the Trustee.

                  The Guarantees shall be executed on behalf of the Guarantor by its Chairman of the Board, a Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Guarantees may be manual or facsimile.

                  Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Guarantor shall bind the Guarantor, notwithstanding that such individuals or any of them have cased to hold such offices prior to the authentication and delivery of such Guarantees or did not hold such offices at the date of such Guarantees.

                  The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantor. The Guarantor hereby agrees that its Guarantee set forth in Section 202 and in this Article shall remain in full force and effect notwithstanding any failure to endorse a Guarantee on any Security.

                  The Guarantees shall continue to be effective or be reinstated, as the case may be, if at any time payment on any Security, in whole or in part, is rescinded or must otherwise be restored to the Company or the Guarantor upon the bankruptcy, liquidation or reorganization of the Company or the Guarantor or otherwise.

                               ARTICLE SEVENTEEN

                           SUBORDINATION OF SECURITIES

                      Section 1701. Securities Subordinated to Company Senior
                                    Indebtedness.

                  Notwithstanding the provisions of Section 506 or any other provision herein or in any Security, the Company and the Trustee and, by their acceptance thereof, the Holders of the Securities (a) covenant and agree that all payments by the Company of the principal of and any premium or Interest on and any Additional Amounts with respect to the Securities (other than Securities which have been discharged pursuant to Article Four or Securities that provide for a sinking fund pursuant to the Board Resolution, Officers' Certificate or supplemental indenture



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establishing the series as to which such sinking fund is applicable) shall be subordinated in accordance with the provisions of this Article Seventeen in right of payment to the prior payment in full, in cash or cash equivalents, of all amounts payable on, under or in connection with Company Senior Indebtedness, and (b) acknowledge that holders of Company Senior Indebtedness are or shall be relying on this Article Seventeen. Nothing herein or in any Security is intended to or shall limit the amount of Company Senior Indebtedness the Company may incur.

                          Section 1702. Priority and Payment of Proceeds in
                                        Certain Events: Remedies Standstill.

                  (1) Upon any payment or distribution of assets or securities of the Company, as the case may be, of any kind or character, whether in cash, property or securities, upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all amounts payable on, under or in connection with Company Senior Indebtedness (including any Interest accruing on such Company Senior Indebtedness subsequent to the commencement of a bankruptcy, insolvency, receivership or similar proceeding) shall first be paid, ratably according to the aggregate amounts remaining unpaid on account of the principal of and any premium and Interest on the Company Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Company Senior Indebtedness remaining unpaid, in cash, or payment provided for in cash or cash equivalents, ratably according to the aggregate amounts remaining unpaid on account of the principal of and any premium and Interest on the Company Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Company Senior Indebtedness remaining unpaid, before the Holders or the Trustee on behalf of the Holders or the holders of Preferred Securities, if any, shall be entitled to receive from the Company any payment of principal of or any premium or Interest on or Additional Amounts with respect to the Securities or distribution of any assets or securities.

                  (2) No direct or indirect payment by or on behalf of the Company of principal of or any premium or Interest on or Additional Amounts with respect to the Securities (other than Securities which have been discharged pursuant to Article Four or Securities that provide for a sinking fund), whether pursuant to the terms of the Securities or upon acceleration or otherwise, shall be made if, at the time of such payment, there exists (a) a default in the payment of all or any portion of any Company Senior Indebtedness and the Trustee has received written notice thereof from the Company, from holders of Company Senior Indebtedness or from any trustee, representative or agent therefor, or
(b) any other default affecting Company Senior Indebtedness as a result of which the maturity of Company Senior Indebtedness has been accelerated and the Trustee has received written notice from the Company, from holders of Company Senior Indebtedness or from any trustee, representative or agent therefor, and such default shall not have been cured or waived by or on behalf of the holders of such Company Senior Indebtedness.

                  (3) If, notwithstanding the foregoing provisions prohibiting such payment or distribution, the Trustee or any Holder shall have received any payment on account of the principal of or any premium or Interest on or Additional Amounts with respect to the Securities when such payment is prohibited by this Section 1702 and before all amounts payable on, under or in connection with Company Senior Indebtedness are paid in full in cash or cash equivalents, then and in such event (subject to the provisions of Section 1708) such payment or distribution shall be



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received and held in trust for the holders of Company Senior Indebtedness and, at the written direction of the trustee, representative or agent for the holders of the Company Senior Indebtedness, shall be paid to the holders of the Company Senior Indebtedness remaining unpaid to the extent necessary to pay such Company Senior Indebtedness in full in cash or cash equivalents.

                  Upon any payment or distribution of assets or securities referred to in this Article Seventeen, the Trustee and the Holders shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making any such payment or distribution, delivered to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of Company Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Seventeen.

                         Section 1703. Payments Which May Be Made Prior to
                                       Notice.

                  Nothing in this Article Seventeen or elsewhere in this Indenture shall prevent (1) the Company, except under the conditions described in Section 1702, from making payments of principal of or any premium or Interest on or Additional Amounts with respect to the Securities or from depositing with the Trustee any monies for such payments, or (2) the application by the Trustee of any monies deposited with it for the purpose of making such payments of principal of or any premium or Interest on or Additional Amounts with respect to the Securities, to the Holders entitled thereto, unless at least two Business Days prior to the date when such payment would otherwise (except for the prohibitions contained in Section 1702) become due and payable, the Trustee shall have received the written notice provided for in Section 1702(2)(a) or
(b).

                         Section 1704. Rights of Holders of Senior Indebtedness
                                       Not to Be Impaired.

                  No right of any present or future holder of any Company Senior Indebtedness to enforce subordination as herein provided shall at any time or in any way be prejudiced or impaired by any act or failure to act in good faith by any such holder, or by any noncompliance by the Company with the terms and provisions and covenants herein regardless of any knowledge thereof any such holder may have or otherwise be charged with.

                  The provisions of this Article Seventeen are intended to be for the benefit of, and shall be enforceable directly by, the holders of Company Senior Indebtedness. Notwithstanding anything to the contrary in this Article Seventeen, to the extent any Holders or the Trustee have paid over or delivered to any holder of Company Senior Indebtedness any payment or distribution received on account of the principal of or any premium or Interest on or Additional Amounts with respect to the Securities to which any other holder of Company Senior Indebtedness shall be entitled to share in accordance with
Section 1702, no holder of Company Senior Indebtedness shall have a claim or right against any Holders or the Trustee with respect to any such payment or distribution or as a result of the failure to make payments or distributions to such other holder of Company Senior Indebtedness.



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                         Section 1705. Trustee May Take Action to Effectuate
                                       Subordination.

                  Each Holder of a Security, by his acceptance thereof, authorizes and directs the Trustee on his behalf to take such action as may be required by the trustee, representative or agent for holders of Company Senior Indebtedness or by the Company to effectuate, as between the holders of Company Senior Indebtedness and the Holders, the subordination as provided in this Article Seventeen and appoints the Trustee his attorney-in-fact for any and all such purposes.

                         Section 1706. Subrogation.

                  Upon the payment in full, in cash or cash equivalents, of all Company Senior Indebtedness, any Holder shall be subrogated to the rights of the holders of such Company Senior Indebtedness to receive payments or distributions of assets of the Company in respect of such Company Senior Indebtedness until the Securities shall be paid in full; and for the purposes of such subrogation, no payments or distributions to holders of such Company Senior Indebtedness of any cash property or securities to which such Holders of the Securities would be entitled except for this Article Seventeen, and no payment pursuant to this Article Seventeen to holders of such Company Senior Indebtedness by such Holders of the Securities, shall, as between the Company, its creditors other than holders of such Company Senior Indebtedness and such Holders of the Securities, be deemed to be a payment by the Company to or on account of such Company Senior Indebtedness, it being understood that the provisions of this Article Seventeen are solely for the purpose of defining the relative rights of the holders of such Company Senior Indebtedness, on the one hand, and such Holders of the Securities, on the other hand.

                  If any payment or distribution to which Holders of Securities would otherwise have been entitled but for the provisions of this Article Seventeen shall have been applied, pursuant to this Article Seventeen, to the payment of all Company Senior Indebtedness, then and in such case such Holders of the Securities shall be entitled to receive from the holders of such Company Senior Indebtedness at the time outstanding any payments or distributions received by such holders of Company Senior Indebtedness in excess of the amount sufficient to pay, in cash or cash equivalents, all such Company Senior Indebtedness in full.

                         Section 1707. Obligations of Company Unconditional;
                                       Reinstatement.

                  Nothing in this Article Seventeen or elsewhere in this Indenture or in any Security is intended to or shall impair, as among the Company, its creditors other than holders of Company Senior Indebtedness and Holders of the Securities, the obligations of the Company, which are absolute and unconditional, to pay to such Holders the principal of and any premium and Interest on and Additional Amounts with respect to the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of such Holders of the Securities and creditors of the Company other than the holders of the Company Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder of Securities or holder of Preferred Securities, as applicable, from exercising all remedies otherwise permitted by applicable law under this Indenture, subject to the rights, if any, under this Article Seventeen of the holders of such Company Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.



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

                  The failure to make a scheduled payment of principal of or any premium or Interest on or Additional Amounts with respect to the Securities by reason of Section 1702 shall not be construed as preventing the occurrence of a Default or an Event of Default under Section 501; provided, however, that if (1) the conditions preventing the making of such payment no longer exist, and (2) such Holders of the Securities are made whole with respect to such omitted payments, the Default or Event of Default relating thereto (including any failure to pay any accelerated amounts) shall be automatically waived, and the provisions of the Indenture shall be reinstated as if no such Event of Default had occurred.

                           Section 1708. Trustee Entitled to Assume Payments Not
                                         Prohibited in Absence of Notice.

                  The Trustee or Paying Agent shall not be charged with the knowledge of the existence of any default in the payment of all or a portion of any Company Senior Indebtedness or any other default affecting Company Senior Indebtedness as a result of which the maturity of the Company Senior Indebtedness has been accelerated, unless and until the Trustee or Paying Agent shall have received written notice thereof from the Company or one or more holders of Company Senior Indebtedness or from any trustee, representative or agent therefor; and, prior to the receipt of any such written notice, the Trustee or Paying Agent may conclusively assume that no such facts exist.

                  Unless at least two Business Days prior to the date when by the terms of this Indenture any monies are to be deposited by the Company with the Trustee or any Paying Agent for any purpose (including, without limitation, the payment of the principal of or any premium or Interest on or Additional Amounts with respect to any Security), the Trustee or Paying Agent shall have received with respect to such monies the notice provided for in Section 1702, the Trustee or Paying Agent shall have full power and authority to receive and apply such monies to the purpose for which they were received. Neither of them shall be affected by any notice to the contrary, which may be received by either on or after such second Business Day. The foregoing shall not apply to the Paying Agent if the Company is acting as Paying Agent. Nothing in this Section 1708 shall limit the right of the holders of Company Senior Indebtedness to recover payments as contemplated by Section 1702. The Trustee or Paying Agent shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of such Company Senior Indebtedness (or a trustee, representative or agent on behalf of such holder) to establish that such notice has been given by a holder of such Company Senior Indebtedness or a trustee, representative or agent on behalf of any such holder. The Trustee shall not be deemed to have any fiduciary duty to the holders (and shall be fully protected in relying upon such notice) of Company Senior Indebtedness.

                           Section 1709. Right of Trustee to Hold Senior
                                         Indebtedness.

                  The Trustee and any Paying Agent shall be entitled to all of the rights set forth in this Article Seventeen in respect of any Company Senior Indebtedness at any time held by them, to the same extent as any other holder of such Company Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee or any Paying Agent of any of its rights as such holder.



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
                           Section 1710. Notice to Trustee.

                  The Company shall give prompt written notice to the Trustee or Paying Agent of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Failure to give such notice shall not affect the subordination of the Securities to Company Senior Indebtedness. Notwithstanding the provisions of this or any other provision of this Indenture, the Trustee or Paying Agent shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee or Paying Agent in respect of the Securities pursuant to this Article Seventeen, unless and until the Trustee or Paying Agent shall have received written notice from the Company or a holder of Company Senior Indebtedness or from any trustee or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of
Section 601, or Paying Agent shall be entitled in all respects to assume that no such facts exist; provided, however, that if a Responsible Officer of the Trustee or Paying Agent shall not have received, at least three Business Days prior to the date upon which by the terms hereof any such money may become payable for any purpose (including, without limitation, the payment of the principal of or any premium or Interest on or Additional Amounts with respect to any Security, the notice with respect to such money provided for in this Section 1710, then, anything herein contained to the contrary notwithstanding, the Trustee or Paying Agent shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

                  The Trustee, subject to the provisions of Section 601, or Paying Agent shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of Company Senior Indebtedness (or a trustee or agent on behalf of such holder) to establish that such notice has been given by a holder of Company Senior Indebtedness (or a trustee or agent on behalf of any such holder). In the event that the Trustee or Paying Agent determines in good faith that further evidence is required with respect to the right of any Person as a holder of Company Senior Indebtedness to participate in any payment or distribution pursuant to this Article Seventeen, the Trustee or Paying Agent may request such Person to furnish evidence to the reasonable satisfaction of the Trustee or Paying Agent as to the amount of Company Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Seventeen, and if such evidence is not furnished, the Trustee or Paying Agent may defer any payment which it may be required to make for the benefit of such Person pursuant to the terms of this Indenture pending judicial determination as to the rights of such Person to receive such payment.

                           Section 1711. Reliance on Judicial Order or
                                         Certificate of Liquidating Agent.

                  Upon any payment or distribution of assets of the Company referred to in this Article Seventeen, the Trustee, subject to the provisions of
Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, Custodian, receiver, assignee for the benefit of creditors, agent or



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

other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Company Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Seventeen.

                           Section 1712. Trustee Not Fiduciary for Holders of
                                         Company Senior Indebtedness.

                  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Company Senior Indebtedness and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Company Senior Indebtedness shall be entitled by virtue of this Article or otherwise. With respect to the holders of Company Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Company Senior Indebtedness shall be read into this Indenture against the Trustee.

                  Nothing in this Article shall apply to claims of or payments to, the Trustee under or pursuant to Section 606.

                                ARTICLE EIGHTEEN

                           SUBORDINATION OF GUARANTEE

                           Section 1801. Guarantee Subordinated to Guarantor
                                         Senior Indebtedness

         Notwithstanding the provisions of Section 506 or any other provision herein or in any Security, the Guarantor and the Trustee and, by their acceptance thereof, the Holders of the Securities (a) covenant and agree that all payments by the Guarantor pursuant to the Guarantee of the principal of and any premium or Interest on and any Additional Amounts with respect to the Securities (other than Securities which have been discharged pursuant to Article Four or Securities that provide for a sinking fund pursuant to the Board Resolution, Officers' Certificate or supplemental indenture establishing the series as to which such sinking fund is applicable) shall be subordinated in accordance with the provisions of this Article Eighteen in right of payment to the prior payment in full, in cash or cash equivalents, of all amounts payable on, under or in connection with Guarantor Senior Indebtedness, and (b) acknowledge that holders of Guarantor Senior Indebtedness are or shall be relying on this Article Eighteen. Nothing herein or in any Security is intended to or shall limit the amount of Guarantor Indebtedness the Guarantor may incur.

                           Section 1802. Priority and Payment of Proceeds in
                                         Certain Events: Remedies Standstill

         (1) Upon any payment or distribution of assets or securities of the Guarantor, as the case may be, of any kind or character, whether in cash, property or securities, upon any dissolution



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

or winding up or total or partial liquidation or reorganization of the Guarantor, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all amounts payable on, under or in connection with Guarantor Senior Indebtedness (including any Interest accruing on such Guarantor Senior Indebtedness subsequent to the commencement of a bankruptcy, insolvency, receivership or similar proceeding) shall first be paid, ratably according to the aggregate amounts remaining unpaid on account of the principal of any premium and Interest on the Guarantor Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Guarantor Senior Indebtedness remaining unpaid, in cash, or payment provided for in cash or cash equivalents, ratably according to the aggregate amounts remaining unpaid on account of the principal of and any premium and Interest on the Guarantor Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Guarantor Senior Indebtedness remaining unpaid, before the Holders or the Trustee on behalf of the Holders or the holders of Preferred Securities, if any, shall be entitled to receive from the Guarantor pursuant to the Guarantee any payment of principal of or any premium or Interest on or Additional Amounts with respect to the Securities or distribution of any assets or securities.

         (2) No direct or indirect payment by or on behalf of the Guarantor pursuant to the Guarantee of principal of or any premium or Interest on or Additional Amounts with respect to the Securities (other than Securities which have been discharged pursuant to Article Four or Securities that provide for a sinking fund), whether pursuant to the terms of this Securities or upon acceleration or otherwise, shall be made if, at the time of such payment, there exists (a) a default in the payment of all or any portion of any Guarantor Senior Indebtedness and the Trustee has received written notice thereof from the Guarantor, from holders of Guarantor Senior Indebtedness or from any trustee, representative or agent therefor, or (b) any other default affecting Guarantor Senior Indebtedness as a result of which the maturity of Guarantor Senior Indebtedness has been accelerated and the Trustee has received written notice from the Guarantor, from holders of Guarantor Senior Indebtedness or form any trustee, representative or agent therefor, and such default shall not have been cured or waived by or on behalf of the holders of such Guarantor Senior Indebtedness.

         (3) If, notwithstanding the foregoing provisions prohibiting such payment or distribution, the Trustee or any Holder shall have received any payment pursuant to the Guarantee on account of the principal or any premium or Interest on or Additional Amounts with respect to the Securities when such payment is prohibited by this Section 1802 and before all amounts payable on, under or in connection with Guarantor Senior Indebtedness are paid in full in cash or cash equivalents, then and in such event (subject to the provisions of Section 1808) such payment or distribution shall be received and held in trust for the holders of Guarantor Senior Indebtedness and, at the written direction of the trustee, representative or agent for the holders of the Guarantor Senior Indebtedness, shall be paid to the holders of the Guarantor Senior Indebtedness remaining unpaid to the extent necessary to pay such Guarantor Senior Indebtedness in full in cash or cash equivalents.

         Upon any payment or distribution of assets or securities referred to in this Article Eighteen, the Trustee and the Holders shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making any such payment or distribution, delivered to the Trustee or



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

to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of Guarantor Senior Indebtedness and other Indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Eighteen.

                           Section 1803. Payments which May Be Made Prior to
                                         Notice

         Nothing in the Article Eighteen or elsewhere in this Indenture shall prevent (1) the Guarantor, except under the conditions described in Section 1802, from making payments of principal of or any premium or Interest on or Additional Amounts pursuant to the Guarantee with respect to the Securities or from depositing with the Trustee any monies for such payments, or (2) the application by the Trustee of any monies deposited with it for the purpose of making such payments of principal of or any premium or Interest on or Additional Amounts with respect to the Securities, to the Holders entitled thereto, unless at least two Business Days prior to the date when such payment would otherwise (except for the prohibitions contained in Section 1802) become due and payable, the Trustee shall have received the written notice provided for in Section 1802(2)(a) or (b).

                           Section 1804. Rights of Holders of Guarantor Senior
                                         Indebtedness Not to Be Impaired

         No right of any present or future holder of any Guarantor Senior Indebtedness to enforce subordination as herein provided shall at any time or in any way be prejudiced or impaired by any act or failure to act in good faith by any such holder, or by any noncompliance by the Guarantor with the terms and provisions and covenants herein regardless of any knowledge thereof any such holder may have or otherwise be charged with.

         The provisions of this Article Eighteen are intended to be for the benefit of, and shall be enforceable directly by, the holders of Guarantor Senior Indebtedness. Notwithstanding anything to the contrary in this Article Eighteen, to the extent any Holders or the Trustee have paid over or delivered to any holder of Guarantor Senior Indebtedness any payment or distribution received on account of the principal of or any premium or Interest on or Additional Amounts with respect to the Securities to which any other holder of Guarantor Senior Indebtedness shall be entitled to share in accordance with
Section 1802, no holder of Guarantor Senior Indebtedness shall have a claim or right against any Holders or the Trustee with respect to any such payment or distribution or as a result of the failure to make payments or distributions to such other holder of Guarantor Senior Indebtedness.

                           Section 1805. Trustee May Take Action to Effectuate
                                         Subordination.

         Each Holder of a Security, by his acceptance thereof, authorized and directs the Trustee on his behalf to take such action as may be required by the trustee, representative or agent for holders of Guarantor Senior Indebtedness or by the Guarantor to effectuate, as between the holders of Guarantor Senior Indebtedness and the Holders, the subordination as provided in this Article Eighteen and appoints the Trustee his attorney-in-fact for any and all such purposes.



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

                           Section 1806. Subrogation.

         Upon the payment in full, in cash or cash equivalents, of all Guarantor Senior Indebtedness, any Holder shall be subrogated to the rights of the holders of such Guarantor Senior Indebtedness to receive payments or distributions of assets of the Guarantor in respect of such Guarantor Senior Indebtedness until the Securities shall be paid in full; and for the purposes of such subrogation, no payments or distributions to holders of such Guarantor Senior Indebtedness of any cash property or securities to which such Holders of the Securities would be entitled except for this Article Eighteen, and not payment pursuant to this Article Eighteen to the holders of such Guarantor Senior Indebtedness by such Holders of the Securities, shall, as between the Guarantor, its creditors other than holders of such Guarantor Senior Indebtedness and such Holders of the Securities, be deemed to be a payment by the Guarantor to or on account of such Guarantor Senior Indebtedness, it being understood that the provisions of this Article Eighteen are solely for the purpose of defining the relative rights of the holders of such Guarantor Senior Indebtedness, on the one hand, and such Holders of the Securities, on the other hand.

         If any payment or distribution to this Holders of Securities would otherwise have been entitled but for the provisions of this Article Eighteen shall have been applied, pursuant to this Article Eighteen, to the payment of all Guarantor Senior Indebtedness, then and in such case such Holders of the Securities shall be entitled to receive from the holders of such Guarantor Senior Indebtedness at the time outstanding any payments or distributions received by such holders of Guarantor Senior Indebtedness in excess of the amount sufficient to pay, in cash or cash equivalents, all such Guarantor Senior Indebtedness in full.

                           Section 1807. Obligations of Guarantor Unconditional;
                                         Reinstatement.

         Nothing in this Article Eighteen or elsewhere in this Indenture or in any Security is intended to or shall impair as among the Guarantor, its creditors other than holders of Guarantor Senior Indebtedness of the Securities, the obligations of the Guarantor, which are absolute and unconditional, to pay to such Holders pursuant to the Guarantee the principal of and any premium and Interest on and Additional Amounts with respect to the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of such Holders of the Securities and creditors of the Guarantor other than the holders of the Guarantor Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder of Securities or holder of Preferred Securities, as applicable, from exercising all remedies otherwise permitted by applicable law under this Indenture, subject to the rights, if any, under this Article Eighteen of the holders of such Guarantor Senior Indebtedness in respect of cash, property or securities of the Guarantor received upon the exercise of any such remedy.

         The failure to make a scheduled payment pursuant to the Guarantee of principal of or any premium or Interest on or Additional Amounts with respect to the Securities by reason of Section 1802 shall not be construed as preventing the occurrence of a Default or an Event of Default under Section 501; provided, however, that if (1) the conditions preventing the making of such payment no longer exist, and (2) such Holders of the Securities are made whole with respect to such omitted payments, the Default or Event of Default relating thereto (including any failure to pay any



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
accelerated amounts) shall be automatically waived, and the provisions of the Indenture shall be reinstated as if no such Event of Default had occurred.

                        Section 1808. Trustee Entitled to Assume Payments Not
                                      Prohibited in Absence of Notice.

         The Trustee or Paying Agent shall not be charged with the knowledge of the existence of any default in the payment of all or a portion of Guarantor Senior Indebtedness or any other default affecting Guarantor Senior Indebtedness as a result of which the maturity of the Guarantor Senior Indebtedness has been accelerated, unless and until the Trustee or Paying Agent shall have received written notice thereof from the Guarantor or one or more holders of Guarantor Senior Indebtedness or from any trustee, representative or agent therefor; and, prior to the receipt of any such written notice, the Trustee or Paying Agent may conclusively assume that no such facts exist.

         Unless at least two Business Days prior to the date when by the terms of this Indenture any monies are to be deposited by the Guarantor with the Trustee or any Paying Agent for any purpose (including, without limitation, the payment pursuant to the Guarantee of the principal of or any premium or Interest on or Additional Amounts with respect to any Security), the Trustee or Paying Agent shall have received with respect to such monies the notice provided for in
Section 1802, the Trustee or Paying Agent shall have full power and authority to receive and apply such monies to the purpose for which they were received. Neither of them shall be affected by any notice to the contrary, which may be received by either on or after such second Business Day. The foregoing shall not apply to the Paying Agent if the Guarantor is acting as Paying Agent. Nothing in this Section 1808 shall limit the right of the holders of Guarantor Senior Indebtedness to recover payments as contemplated by Section 1802. The Trustee or Paying Agent shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of such Guarantor Senior Indebtedness (or a trustee, representative or agent on behalf of such holder) to establish that such notice has been given by a holder of such Guarantor Senior Indebtedness or a trustee, representative or agent on behalf of any such holder. The Trustee shall not be deemed to have any fiduciary duty to the holders (and shall be fully protected in relying upon such notice) of Guarantor Senior Indebtedness.

                        Section 1809. Right of Trustee to Hold Guarantor
                                      Senior Indebtedness.

         The Trustee and any Paying Agent shall be entitled to all of the rights set forth in this Article Eighteen in respect of any Guarantor Senior Indebtedness at any time held by them, to the same extent as any other holder of such Guarantor Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee or any Paying Agent of any of its rights as such holder.

                        Section 1810. Notice to Trustee.

         The Guarantor shall give prompt written notice to the Trustee or Paying Agent of any fact known to the Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Failure to give such notice shall not affect the subordination of the Guarantee to Guarantor Senior Indebtedness. Notwithstanding the provisions of this or any other provision of this Indenture, the Trustee or Paying Agent shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee or Paying Agent in respect to the Securities pursuant to this Article Eighteen, unless and until the Trustee or Paying Agent shall have received written notice from the Guarantor or a holder of Guarantor Senior Indebtedness or from any trustee or agent therefor; and prior to the receipt of any such written notice, the Trustee, subject to the provisions of
Section 601, or Paying Agent shall be entitled in all respect to assume that no such facts exist; provided, however, that if a Responsible Officer of the Trustee or Paying Agent shall not have received, at least three Business Days prior to the date upon which by the terms hereof any such money may become payable for any purpose (including, without limitation, the payment pursuant to the Guarantee of the principal of or any premium or Interest on or Additional Amounts with respect to any Security, the notice with respect to such money provided for in this Section 1810, then, anything herein contained to the contrary notwithstanding, the Trustee or Paying Agent shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

         The Trustee, subject to the provisions of Section 601, or Paying Agent shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of Guarantor Senior Indebtedness (or a trustee or agent on behalf of such holder) to establish that such notice has been given by a holder of Guarantor Senior Indebtedness (or a trustee or agent on behalf of any such holder). In the event that the Trustee or Paying Agent determines in good faith that further evidence is required with respect to the right of any Person as a holder of Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article Eighteen, the Trustee or Paying Agent may request such Person to furnish evidence to the reasonable satisfaction of the Trustee or Paying Agent as to the amount of Guarantor Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Eighteen, and if such evidence is not furnished, the Trustee or paying Agent may defer any payment which it may be required to make for the benefit of such Person pursuant to the terms of this Indenture pending judicial determination as to the rights of such Person to receive such payment.

                       Section 1811. Reliance on Judicial Order or Certificate
                                     of Liquidating Agent.

         Upon any payment or distribution of assets of the Guarantor referred to in this Article Eighteen, the Trustee subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, Custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Guarantor Senior Indebtedness and other indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Eighteen.



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
                           Section 1812. Trustee Not Fiduciary for Holders of
                                         Guarantor Senior Indebtedness.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Guarantor or to any other Person cash, property or securities to which any holders of Guarantor Senior Indebtedness shall be entitled by virtue of this Article or otherwise. With respect to the holders of Guarantor Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Guarantor Senior Indebtedness shall be read into this Indenture against the Trustee.

         Nothing in this Article shall apply to claims of or payments to, the Trustee pursuant to Section 606.

                                ARTICLE NINETEEN
                                  MISCELLANEOUS

                           Section 1901. Submission to Jurisdiction.

                  The Company hereby acknowledges and agrees for the benefit of the Trustee and the Holders of Securities and Coupons that any judicial proceedings instituted in relation to any matter arising out of this Indenture, the Securities or the Coupons may be brought in any court having subject matter jurisdiction in the Borough of Manhattan, The City of New York, New York (including, without limitation, federal courts located in the Borough of Manhattan, The City of New York, New York), and, by execution and delivery of this Indenture, the Company hereby irrevocably accepts generally and unconditionally, the jurisdiction of the aforesaid courts, acknowledges their competence and irrevocably agrees to be bound by any judgment rendered in any such proceeding. The Company also irrevocably and unconditionally waives for the benefit of the Trustee and the Holders of Securities and Coupons any immunity from jurisdiction and any immunity from legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) in respect of this Indenture. The Company hereby irrevocably designates and appoints for the benefit of the Trustee and the Holders of Securities, Guarantees and Coupons for the term of this Indenture CT Corporation, 111 8th Avenue, New York, New York 10011 as its agent to receive on its behalf service of all process (with a copy of all such service of process to be delivered to CT Corporation, 111 8th Avenue, New York, New York 10011) brought against it with respect to any such proceeding in any such court in the City of New York, such service being hereby acknowledged by the Company to be effective and binding service on it in every respect whether or not the Company shall then be doing or shall have at any time done business in New York. Such appointment shall be irrevocable so long as any of the Securities or Coupons or the obligations of the Company hereunder remain outstanding until the appointment of a successor by the Company and such successor's acceptance of such appointment. Upon such acceptance, the Company shall notify the Trustee of the name and address of such successor. The Company further agrees for the benefit of the Trustee and the

Holders of the Securities and the Coupons to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of said CT Corporation in full force and effect so long as any of the Securities or Coupons or the obligations of the Company hereunder shall be outstanding. The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Company to take such action. Nothing herein shall affect the right to serve process in any other manner permitted by any law or limit the right of the Trustee or any Holder to institute proceedings against the Company in the courts of any other jurisdiction or jurisdictions.

                           Section 1902. Stamp Duty.

                  The Company and the Guarantor, jointly and severally, agree to pay or reimburse any Holder of Securities or Coupons for stamp duty or similar governmental charges imposed upon this Indenture, any Securities or any Coupons.

                                    * * * * *

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.


[SEAL]                        APACHE FINANCE CANADA II CORPORATION


                                     By:
                                        ---------------------------------------
                                     Name:
                                     Title:


Attest:


By:
    ---------------------------------
Name:
Title:


[SEAL]                                       APACHE CORPORATION


Attest:

By:                                          By:
   ---------------------------------            -------------------------------
Name:                                        Name:
Title:                                       Title:


[SEAL]                                       JPMORGAN CHASE BANK,
                                             as Trustee

Attest:

By:                                          By:
   ---------------------------------            -------------------------------
Name:                                        Name:
Title:                                       Title:

STATE OF TEXAS
                              :  SS.:
COUNTY OF HARRIS

                  On the ___ day of __________, before me personally came ________, to me known, who, being by me duly sworn, did depose and say that he is the Vice President and Treasurer of APACHE CORPORATION, a State of Delaware corporation, one of the persons described in and who executed the foregoing instrument; that he knows the seal of said Corporation; that the seal affixed to said instrument is such Corporation's seal; that it was so affixed by authority of the Board of Directors of said Corporation; and that he signed his name thereto by like authority.




                                            ------------------------------------
                                            Notary Public

[NOTARIAL SEAL]



STATE OF TEXAS
                              :  SS.:
COUNTY OF HARRIS

                  On the ___ day of __________, before me personally came ____________, to me known, who, being by me duly sworn, did depose and say that he is a _____ of APACHE FINANCE CANADA II CORPORATION, an unlimited liability company organized under the laws of the Province of Nova Scotia, Canada, one of the persons described in and who executed the foregoing instrument; that he knows the seal of said Corporation; that the seal affixed to said instrument is such Corporation's seal; that it was so affixed by authority of the Board of Directors of said Corporation; and that he signed his name thereto by like authority.



                                            ------------------------------------
                                            Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK
                              :  SS.:
COUNTY OF NEW YORK

                  On the ___ day of __________, before me personally came _________, to me known, who, being by me duly sworn, did depose and say that he is a _______ of JPMORGAN CHASE BANK, a banking corporation organized and existing under the laws of the State of New York, one of the persons described in and who executed the foregoing instrument; that he knows the seal of said Corporation; that the seal affixed to said instrument is such Corporation's seal; that it was so affixed by authority of the Board of Directors of said Corporation; and that he signed his name thereto by like authority.



                                            ------------------------------------
                                            Notary Public

[NOTARIAL SEAL]


412774.7